PROSPECTUS: MAY 1, 2005

JEFFERSON PILOT
VARIABLE FUND, INC.

SHARES OF THE JEFFERSON PILOT VARIABLE FUND, INC. ARE AVAILABLE AS INVESTMENT OPTIONS WITHIN VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITIES ISSUED BY JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND ITS SUBSIDIARIES AND AFFILIATES. THE PORTFOLIOS OF THE JEFFERSON PILOT VARIABLE FUND, INC. EACH WITH ITS OWN INVESTMENT OBJECTIVE, ARE:

CAPITAL GROWTH PORTFOLIO

GROWTH PORTFOLIO

STRATEGIC GROWTH PORTFOLIO

S&P 500 INDEX PORTFOLIO

VALUE PORTFOLIO

MID-CAP GROWTH PORTFOLIO

MID-CAP VALUE PORTFOLIO

SMALL COMPANY PORTFOLIO

SMALL-CAP VALUE PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO

WORLD GROWTH STOCK PORTFOLIO

HIGH YIELD BOND PORTFOLIO

BALANCED PORTFOLIO

MONEY MARKET PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

[JEFFERSON PILOT FINANCIAL LOGO]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CONTENTS


A LOOK AT OBJECTIVES,         CAPITAL GROWTH PORTFOLIO                         2
STRATEGIES, RISKS, AND        GROWTH PORTFOLIO                                 4
PAST PERFORMANCE FOR          STRATEGIC GROWTH PORTFOLIO                       6
EACH PORTFOLIO.               S&P 500 INDEX PORTFOLIO                          8
                              VALUE PORTFOLIO                                 10
                              MID-CAP GROWTH PORTFOLIO                        12
                              MID-CAP VALUE PORTFOLIO                         14
                              SMALL COMPANY PORTFOLIO                         16
                              SMALL-CAP VALUE PORTFOLIO                       18
                              INTERNATIONAL EQUITY PORTFOLIO                  20
                              WORLD GROWTH STOCK PORTFOLIO                    22
                              HIGH YIELD BOND PORTFOLIO                       24
                              BALANCED PORTFOLIO                              26
                              MONEY MARKET PORTFOLIO                          28

OTHER PORTFOLIO INFORMATION   ADDITIONAL RISK FACTORS                         30

FUND MANAGEMENT               ABOUT JEFFERSON PILOT VARIABLE FUND, INC.       34
                              THE INVESTMENT ADVISER                          34

SHAREHOLDER INFORMATION       BUYING AND SELLING SHARES                       40
                              TAXES AND DIVIDENDS                             42
                              HOUSEHOLDING                                    42
                              FINANCIAL HIGHLIGHTS                            43

                              TO LEARN MORE                                   51

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

     A LOOK AT OBJECTIVES, STRATEGIES, RISKS, AND PAST PERFORMANCE FOR EACH PORTFOLIO

-    CAPITAL GROWTH PORTFOLIO

     INVESTMENT OBJECTIVES:

     The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Capital Growth Portfolio will invest primarily in equity securities of large U.S. companies. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants and exchange-traded funds (ETFs).

     The Portfolio invests in the stocks of successful, large, growing companies. The Portfolio's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

     Using a unique valuation measure in each industry the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), ranks each stock based on its upside return potential relative to its down side risk. Wellington Management typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Portfolio may invest up to 25% of its total assets in foreign securities denominated in foreign currencies.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

     - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

     PERFORMANCE TABLES (CAPITAL GROWTH PORTFOLIO)

     The tables below illustrate the risks of investing in the Capital Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       95                       41.74%
       96                       19.25%
       97                       29.41%
       98                       38.47%
       99                       44.66%
     2000                      -13.46%
     2001                      -25.19%
     2002                      -31.12%
     2003                       26.97%
     2004                        9.47%

     BEST QUARTER-4TH QUARTER, 1999           +30.98%
     WORST QUARTER-3RD QUARTER, 2001          -26.15%


     AVERAGE ANNUAL TOTAL RETURNS(A)   1 YR      5 YR     10 YR   SINCE INC.(1)
                                       -----    ------    ------  --------------
     Capital Growth Portfolio          9.47%    -9.11%    10.68%      11.92%

     Russell 1000(R) Growth Index(2)   6.30%    -9.29%     9.59%       8.79%


     (1) Return calculated from inception date, 5/1/92.

     (2) The Russell 1000(R) Growth Index is an unmanaged style specific index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (CAPITAL GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                     TOTAL ANNUAL
                 MANAGEMENT                       PORTFOLIO OPERATING
                    FEES       OTHER EXPENSES          EXPENSES
                 ----------    --------------     -------------------
                    0.75%           0.07%                0.82%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS         5 YEARS         10 YEARS
                 ------        -------         -------         --------
                 $   84        $   262         $   455         $  1,014


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE:

     The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

     Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

     - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

     - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

     - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

     Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

     - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

     PERFORMANCE TABLES (GROWTH PORTFOLIO)

     The tables below illustrate the risks of investing in the Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96
       97
       98                   31.14%
       99                   80.36%
     2000                   -5.71%
     2001                  -33.76%
     2002                  -25.53%
     2003                   30.85%
     2004                   11.83%

     BEST QUARTER-4TH QUARTER, 1999              +57.11%
     WORST QUARTER-1ST QUARTER, 2001             -27.24%

     AVERAGE ANNUAL TOTAL RETURNS(A)         1 YR      5 YR       SINCE INC.(1)
                                            ------    ------      -------------
     Growth Portfolio                       11.83%    -7.40%          7.04%

     Russell 1000(R) Growth Index            6.30%    -9.29%          1.81%

     (1)  Return calculated from inception date, 1/1/98.

     (2)  The Russell 1000 Growth Index is an unmanaged style specific index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                          TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                   FEES           OTHER EXPENSES            EXPENSES
                 ----------       --------------      -------------------
                    0.65%              0.12%                  0.77%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR            3 YEARS            5 YEARS           10 YEARS
                 ------            -------            -------           --------
                 $   79            $   246            $   428           $    954


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    STRATEGIC GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE:

     The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Portfolio invests, under normal market conditions, at least 80% of its net assets in the common stocks of a diversified group of growth companies. The Portfolio mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Portfolio's Subadviser, T. Rowe Price Associates, Inc., generally looks for companies with one or more of the following:

     - AN ABOVE-AVERAGE GROWTH RATE: Superior growth in earnings and cash flow.

     - OPERATIONS IN "FERTILE FIELDS": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

     - A PROFITABLE NICHE: A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.

     The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     The Portfolio may invest up to 25% of its total assets in foreign securities, and may invest in other securities such as futures and options in keeping with the Portfolio's objectives.

     In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

     - GROWTH STOCK RISK: Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

     PERFORMANCE TABLES (STRATEGIC GROWTH PORTFOLIO)

     The tables below illustrate the risks of investing in the Strategic Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96                   18.30%
       97                   20.47%
       98                   32.93%
       99                   76.51%
     2000                  -19.17%
     2001                  -35.16%
     2002                  -33.84%
     2003                   32.00%
     2004                    9.66%

     BEST QUARTER-4TH QUARTER, 1999                +55.83%
     WORST QUARTER-3RD QUARTER, 2001               -28.13%

     AVERAGE ANNUAL TOTAL RETURNS(A)       1 YR      5 YR      SINCE INC.(1)
                                           -----    -------    -------------
     Strategic Growth Portfolio            9.66%    -12.87%       8.64%

     Russell 1000(R) Growth Index(2)       6.30%     -9.29%       8.66%

     (1)  Return calculated from inception date, 5/1/95.

     (2)  The Russell 1000(R) Growth Index is a style specific index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (STRATEGIC GROWTH PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                          TOTAL ANNUAL
                 MANAGEMENT                            PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES           EXPENSES
                 ----------        --------------      -------------------
                    0.78%              0.11%                  0.89%

     (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR            3 YEARS         5 YEARS        10 YEARS
                 ------            -------         -------        --------
                 $   91            $   284         $    493       $  1,096

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    S&P 500 INDEX PORTFOLIO(1)

     INVESTMENT OBJECTIVES:

     The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Portfolio pursues its objectives by investing in all the securities that make up the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions the Portfolio will invest at least 90% of its net assets in benchmark securities. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The index consists of the common stocks of 500 major corporations selected according to:

     -    size;

     -    frequency and ease by which their stocks trade; and

     -    range and diversity of the American economy.

     The Portfolio may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money.

     The Portfolio may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the index are valued.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - DERIVATIVES: The Portfolio may invest in stock index futures. An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

     - NO INDIVIDUAL SELECTION OF STOCKS: The Portfolio uses an indexing strategy and does not individually select stocks. The Portfolio does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

----------
     (1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

     PERFORMANCE TABLES (S&P 500 INDEX PORTFOLIO)

     The tables below illustrate the risks of investing in the S&P 500 Index Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

     1994
     1995
     1996
     1997
     1998
     1999
     2000
     2001                  -12.18%
     2002                  -22.34%
     2003                   28.30%
     2004                   10.56%

     BEST QUARTER-2ND QUARTER, 2003                +15.28%
     WORST QUARTER-3RD QUARTER, 2002               -17.26%

     AVERAGE ANNUAL TOTAL RETURNS(A)        1 YR         SINCE INC.(1)
                                           ------        --------------
     S&P 500 Index Portfolio               10.56%            -2.59%

     S&P 500(R) Index(2)                   10.88%            -2.29%

     (1)  Return calculated from inception date, 5/1/00.

     (2) The S&P 500(R) Index is a widely recognized unmanaged index of common stocks.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (S&P 500 INDEX PORTFOLIO)(B): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.24%               0.10%                0.34%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR         3 YEARS        5 YEARS        10 YEARS
                 ------         -------        -------        --------
                 $   35         $   109        $   191        $   431

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

     (B) The Portfolio's investment adviser, JPIA, has entered into an Expense Reimbursement Plan with the Portfolio, whereby JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. JPIA may terminate the Plan at any time. The table above reflects the annual expenses of the Portfolio before any reimbursement. Actual net expenses, based on the assumptions described above, would be $29, $90, $157 and $356 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

-    VALUE PORTFOLIO

     INVESTMENT OBJECTIVE:

     The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Value Portfolio invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stock. The Portfolio pursues its objectives primarily by investing in equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book value and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive.

     The Value Portfolio intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the Portfolio may invest in securities not currently paying dividends where the Sub-Adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), anticipates that they will increase in value, and the Portfolio's dividend distribution will vary and may be low. The Portfolio may invest up to 10% of its assets in fixed income securities and up to an additional 10% of its assets in convertible securities rated below investment-grade at the time of purchase.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - CREDIT: The Portfolio may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

     - VALUE STOCKS: Value stocks may never reach what the portfolio manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Portfolios' performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

     PERFORMANCE TABLES (VALUE PORTFOLIO)

     The tables below illustrate the risks of investing in the Value Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

     1995                   33.58%
     1996                   22.88%
     1997                   28.92%
     1998                   12.63%
     1999                    5.75%
     2000                    9.25%
     2001                    1.54%
     2002                  -21.36%
     2003                   28.18%
     2004                   11.85%

     BEST QUARTER-4TH QUARTER, 1998               +16.14%
     WORST QUARTER-3RD QUARTER, 2002              -19.26%

     AVERAGE ANNUAL TOTAL RETURNS(A)    1 YR    5 YR     10 YR    SINCE INC.(1)
                                       ------   -----    ------   -------------
     Value Portfolio                   11.85%   4.57%     12.53%      11.00%

     Russell 1000(R) Value Index(2)    16.49%   5.27%     13.82%      12.91%

     (1)  Return calculated from inception date, 5/1/92.

     (2)  The Russell 1000(R) Value Index is a broad-based style specific index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.74%               0.07%                0.81%

     (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR           3 YEARS            5 YEARS            10 YEARS
                 ------           -------            -------            --------
                 $   83           $   259            $   450            $  1,002

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    MID-CAP GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE:

     The Mid-Cap Growth Portfolio seeks capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Mid-Cap Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

     Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap(R) Growth Index.

     Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

     - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

     - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

     - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

     Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. Midsize companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

     - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

     - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

     - ACTIVE TRADING: The Portfolio's active trading approach will increase the costs the Portfolio incurs. It may also increase the amount of capital gains tax you pay on the Portfolio's returns. (See "Portfolio Turnover", at page 33.)

     PERFORMANCE TABLES (MID-CAP GROWTH PORTFOLIO)

     The tables below illustrate the risks of investing in the Mid-Cap Growth Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96
       97
       98
       99
     2000
     2001
     2002                  -31.62%
     2003                   49.59%
     2004                   11.84%

     BEST QUARTER-4TH QUARTER, 2001                       +25.03%
     WORST QUARTER-3RD QUARTER, 2001                      -31.44%

     AVERAGE ANNUAL TOTAL RETURNS(A)                   1 YR       SINCE INC.(1)
                                                      ------      --------------
     Mid-Cap Growth Portfolio                         11.84%          -0.49%

     Russell Midcap(R) Growth Index(2)                15.48%           2.45%

     (1)  Return calculated from inception date, 5/1/01.

     (2) The Russell Midcap(R) Growth Index is a style specific index. As of January 31, 2005, the capitalization of the stocks within the Index ranged from $594 million to $35.8 billion.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (MID-CAP GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.90%               0.19%                1.09%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR            3 YEARS            5 YEARS          10 YEARS
                 ------            -------            --------         --------
                 $  111            $   347            $    601         $  1,329

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    MID-CAP VALUE PORTFOLIO

     INVESTMENT OBJECTIVE:

     The Mid-Cap Value Portfolio seeks long-term capital appreciation.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Mid-Cap Value Portfolio pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

     Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. These companies are generally established companies that may not be well-known "household" names. The Portfolio may invest up to 20% of its net assets in securities of foreign issuers.

     The Portfolio focuses on those stocks within the Russell 2500(TM) Index which fall within the bottom half of the price-to-earnings distribution. Wellington Management Company, LLP the Portfolio's Sub-Adviser, attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.

     The Portfolio's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of their relative return/appreciation potential.

     The Portfolio typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when Wellington Management believes that alternative stocks offer better risk/reward potential.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

     - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

     - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Adverse fluctuations in foreign in currency values could reduce gains or create losses.

     PERFORMANCE TABLES (MID-CAP VALUE PORTFOLIO)

     The tables below illustrate the risks of investing in the Mid-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96
       97
       98
       99
     2000
     2001
     2002                  -13.66%
     2003                   43.14%
     2004                   15.81%

     BEST QUARTER-4TH QUARTER, 2001             +21.55%
     WORST QUARTER-3RD QUARTER, 2002            -20.09%

     AVERAGE ANNUAL TOTAL RETURNS(A)            1 YR       SINCE INC.(1)
                                                ------     -------------
     Mid-Cap Value Portfolio                    15.81%            10.03%

     Russell 2500(TM) Value Index(2)            21.58%            15.22%

     (1)  Return calculated from inception date, 5/1/01.

     (2) The Russell 2500(TM) Value Index is a style specific index. As of January 31, 2005, the capitalization of the stocks within the Index ranged from $47 million to $8.2 billion.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (MID-CAP VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     --------------------
                    1.01%               0.14%                1.15%

     (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $  117        $   365       $   633            $  1,398


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    SMALL COMPANY PORTFOLIO

     INVESTMENT OBJECTIVE:

     The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

     PRINCIPAL INVESTMENT STRATEGIES:

     The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in common stocks of small companies. Small companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Growth Index. The Portfolio may also invest in other equity related securities such as preferred stocks and bonds convertible into common stock.

     The Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), focuses on companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgment. Lord Abbett uses a three-step investment decision making process to capitalize on opportunities in undervalued market sectors, industries, or individual company situations. Common stocks are selected based on the following steps, which emphasize relative value and fundamentals:

     - FIRST, the universe of stocks is subjected to several systematic quantitative valuation screens to identify superior growth stock candidates.

     - SECOND, the portfolio manager and research team look to narrow the list of potential holdings to those likely to produce superior returns over a thirty-six month time frame by analyzing the dynamics of each company within its industry and within the economy.

     - THIRD, stocks are finally selected based on long-term growth prospects, solid fundamentals, and good valuation support.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

     - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

     - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio turnover" at page 33.)

     PERFORMANCE TABLES (SMALL COMPANY PORTFOLIO)

     The tables below illustrate the risks of investing in the Small Company Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       95                   29.72%
       96                   16.46%
       97                   23.60%
       98                  -11.78%
       99                   14.20%
     2000                  -17.87%
     2001                   -7.18%
     2002                  -28.96%
     2003                   40.32%
     2004                    6.21%

     BEST QUARTER-4TH QUARTER, 2001                    +25.43%
     WORST QUARTER-3RD QUARTER, 2002                   -23.28%

     AVERAGE ANNUAL TOTAL RETURNS(A)    1 YR     5 YR     10 YR   SINCE INC.(1)
                                       ------    ------   ------  --------------
     Small Company Portfolio            6.21%    -4.19%   4.87%       7.79%

     Russell 2000(R) Growth Index(2)   14.31%    -3.57%   7.12%       6.72%

     (1)  Return calculated from inception date, 4/18/86.

     (2) The Russell 2000(R) Growth Index is a style specific index. As of January 31, 2005, the capitalization of the stocks within the Index ranged from $42 million to $6.2 billion.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (SMALL COMPANY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.75%               0.12%                0.87%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $   89        $   278       $   482            $  1,073

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    SMALL-CAP VALUE PORTFOLIO

     INVESTMENT OBJECTIVE:

     The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies.

     PRINCIPAL INVESTMENT STRATEGIES:

     Under normal circumstances, the Small-Cap Value Portfolio will invest at least 80% of its net assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Index.

     The Portfolio focuses on securities that the Subadviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. The Subadviser uses a proprietary valuation model to screen over 3000 small-cap companies. This model attempts to identify small-cap companies with below-average valuation and above-average profitability. The most attractive 20% of these companies are then identified for further research.

     Dalton, Greiner, Hartman, Maher & Co., the Portfolio's Subadviser, performs in-depth due diligence on those individual companies deemed from its model to be most attractive. The Subadviser looks for companies with the following characteristics:

     -    Market leader with strong position in its business

     -    Stable to improving industry fundamentals

     -    Above average profitability characteristics

     -    Free cash flow generation

     -    Strong balance sheet

     -    Proven management team acting in shareholders best interests

     -    High insider ownership/Insiders buying

     Stocks may also be identified for investment based upon certain catalysts that may drive the valuation higher, such as an earnings surprise, restructuring/spin-offs, management change, or an acquisition. The Portfolio typically sells a stock when according to the Subadviser's valuation model the company's stock is considered fully valued. Securities may also be sold based upon deteriorating fundamentals.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

     - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

     - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

     - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of mid-cap or large-cap companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

     PERFORMANCE TABLES (SMALL-CAP VALUE PORTFOLIO)

     The tables below illustrate the risks of investing in the Small-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96
       97
       98
       99
     2000
     2001
     2002                  -12.64%
     2003                   35.79%
     2004                   19.77%

     BEST QUARTER-4TH QUARTER, 2001                  +15.94%
     WORST QUARTER-3RD QUARTER, 2002                 -16.25%

     AVERAGE ANNUAL TOTAL RETURNS(A)              1 YR        SINCE INC.(1)
                                                 ------       -------------
     Small-Cap Value Portfolio                   19.77%           13.32%

     Russell 2000(R) Value Index(2)              22.25%           15.67%

     (1)  Return calculated from inception date, 5/1/01.

     (2) The Russell 2000(R) Value Index is a broad-based style specific index. As of January 31, 2005, the capitalization of the stocks within the Index ranged from $47 million to $2.8 billion.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (SMALL-CAP VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    1.23%                 0.10%                1.33%

     (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $  135        $   421       $   729            $  1,601

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    INTERNATIONAL EQUITY PORTFOLIO

     INVESTMENT OBJECTIVES:

     The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the Investment Company Act of 1940. See "Main Risk Factors" below.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Portfolio will seek to achieve its objective by investing at least 80% of its net assets in equity and equity-related securities (including Depository Receipts) of companies from at least three countries outside of the United States. The Portfolio invests mainly in large well-known growth companies, but may also invest in more aggressive growth companies, such as companies operating in emerging markets, or companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

     The investment policy of the Portfolio is to be non-diversified as to individual issuers. The Portfolio normally maintains a core position of between 35 and 50 common stocks, and may hold large positions in some stocks. Country allocations are a secondary consideration in an investment process that focuses mainly on sectors, industries, and individual stocks.

     In selecting investments for the Fund (s), Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

     Marsico's "bottom-up" stock selection looks for individual companies with earnings growth potential that may not be recognized by the market at large. Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

     Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change, its stock price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     Since the International Equity Portfolio is not "diversified" as defined by the Investment Company Act of 1940, it may invest a greater percentage of its assets in any single issuer than otherwise permissible for a diversified investment company. As a result, the portfolio will be more susceptible to adverse developments affecting any single issuer. The Portfolio should be considered by investors who have financial goals five years or more in the future, and who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques that the Portfolio generally employs.

     The main risk factors are as follows:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

     - EMERGING GROWTH RISK: The Portfolio may invest in some companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

     - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

     PERFORMANCE TABLES (INTERNATIONAL EQUITY PORTFOLIO)

     The tables below illustrate the risks of investing in the International Equity Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

     1994
     1995
     1996
     1997
     1998                   21.66%
     1999                   32.54%
     2000                  -23.69%
     2001                  -22.98%
     2002                  -22.79%
     2003                   31.38%
     2004                   17.02%

     BEST QUARTER-4TH QUARTER, 1998                 +20.42%
     WORST QUARTER-3RD QUARTER, 2001                -21.82%

     AVERAGE ANNUAL TOTAL RETURNS(A)           1 YR     5 YR     SINCE INC.(1)
                                               ------  ------    --------------
     International Equity Portfolio            17.02%  -6.94%         1.69%

     MSCI EAFE(R) Index(2)                      20.25%  -1.14%         4.58%

     (1)  Return calculated from inception date, 1/1/98.

     (2)  The MSCI EAFE(R) Index is a broad-based unmanaged index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (INTERNATIONAL EQUITY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                          TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES           EXPENSES
                 ----------        --------------     --------------------
                    1.00%               0.28%                1.28%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $  130        $   406       $   702            $  1,545

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    WORLD GROWTH STOCK PORTFOLIO

     INVESTMENT OBJECTIVE:

     The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

     PRINCIPAL INVESTMENT STRATEGIES:

     The World Growth Stock Portfolio seeks to achieve its objective by investing at least 80% of its net assets in stocks issued by companies of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The Portfolio will generally be composed of investments from among many different industries. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries.

     The Sub-Adviser, Templeton Investment Counsel, LLC ("Templeton"), emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

     The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

     - EMERGING GROWTH RISK: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

     - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

     PERFORMANCE TABLES (WORLD GROWTH STOCK PORTFOLIO)

     The tables below illustrate the risks of investing in the World Growth Stock Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       95                   16.35%
       96                   19.22%
       97                   15.33%
       98                    2.85%
       99                   20.86%
     2000                    1.54%
     2001                   -6.42%
     2002                  -16.67%
     2003                   34.09%
     2004                   18.56%

     BEST QUARTER-2ND QUARTER, 2003                   +18.01%
     WORST QUARTER-3RD QUARTER, 2002                  -18.38%

     AVERAGE ANNUAL TOTAL RETURNS(A)    1 YR     5 YR    10 YR    SINCE INC.(1)
                                       ------   ------   ------   --------------
     World Growth Stock Portfolio      18.56%    4.70%   10.17%       10.39%

     MSCI World Index(SM)(2)           14.72%   -2.45%    8.09%       10.96%

     (1)  Return calculated from inception date, 8/1/85.

     (2)  The MSCI World Index(SM) is a broad-based unmanaged index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (WORLD GROWTH STOCK PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.75%                  0.13%              0.88%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $   90        $   281       $   488            $  1,084

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    HIGH YIELD BOND PORTFOLIO

     INVESTMENT OBJECTIVE:

     The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

     PRINCIPAL INVESTMENT STRATEGIES:

     Under normal conditions, the Portfolio will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds. The Portfolio may also invest in convertible securities and preferred stock of both domestic and foreign issuers. Fixed income securities offering the high current income sought by the Portfolio generally are lower rated bonds (junk bonds), which are bonds rated Ba or below by Moody's or BB or below by Standard & Poor's and involve greater volatility of price and risk of principal and income than higher rated securities.

     While the Portfolio focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio may also invest up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of MFS, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis.

     The Portfolio seeks to maximize return by taking advantage of market developments, yield disparaties and variations in the creditworthiness of issuers. In selecting investments, MFS employs a three-month "horizon" outlook as a tool in making or adjusting asset allocations to various segments of the fixed income markets. MFS performs its own independent analysis in assessing the credit quality of fixed income securities.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

     - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

     - CREDIT: The Portfolio may invest up to 100% of its net assets in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

     - LIQUIDITY: The secondary market for high yield, high risk bond securities may not be as liquid as the secondary market for more highly rated securities, which may affect the Portfolio's ability to sell a particular security at a satisfactory price or to meet its liquidity needs.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

     PERFORMANCE TABLES (HIGH YIELD BOND PORTFOLIO)

     The tables below illustrate the risks of investing in the High Yield Bond Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

       94
       95
       96
       97
       98                    0.89%
       99                    4.79%
     2000                   -7.92%
     2001                    3.43%
     2002                    2.13%
     2003                   19.52%
     2004                    9.05%

     BEST QUARTER-4TH QUARTER, 2001                  +6.67%
     WORST QUARTER-3RD QUARTER, 1998                 -7.19%

     AVERAGE ANNUAL TOTAL RETURNS(A)        1 YR       5 YR       SINCE INC.(1)
                                           ------     ------      --------------
     High Yield Bond Portfolio              9.05%      4.85%           4.27%

     Lehman Bros. High Yield Bond Index(2) 11.13%      6.97%           5.56%

     (1)  Return calculated from inception date, 1/1/98.

     (2) The Lehman Bros. High Yield Bond Index is a broad-based unmanaged index.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (HIGH YIELD BOND PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.75%                  0.35%                1.10%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $  112        $   350       $   606            $  1,340

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    BALANCED PORTFOLIO INVESTMENT OBJECTIVE:

     The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

     PRINCIPAL INVESTMENT STRATEGIES:

     The Balanced Portfolio pursues its objective by normally investing 60% to 70% of the Fund's assets in equity securities and the remaining 30% to 40% of the Fund's assets in investment-grade bonds including cash and cash equivalents. Changes between the two asset classes will be made based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

     Equity securities are expected to consist primarily of common stocks, but may also include warrants, preferred stocks, convertible securities and exchange traded funds (ETFs). In choosing equity securities, the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management") employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. Wellington Management typically focuses on dividend-paying companies.

     Wellington Management looks at companies based on criteria of upside return potential relative to the downside risk over a 12 to 24 month period. Stocks are generally sold when the upside return is less than the downside risk.

     Fixed income securities will include obligations of the US government and its agencies, investment-grade corporate bonds, asset-backed securities, mortgage backed securities, certificates of deposit, bankers' acceptances and other obligations of US banks, foreign branches of US banks, and foreign banks. The fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

     In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

     - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

     - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

     - CREDIT: The Portfolio may invest in below investment-grade bonds. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

     - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

     PERFORMANCE TABLES (BALANCED PORTFOLIO)

     The tables below illustrate the risks of investing in the Balanced Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to the returns of a broad-based index (S&P 500) and the returns of a more narrowly based index (Balanced Composite) which better reflects the market sectors in which the Portfolio invests. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

     1995                   22.35%
     1996                   10.56%
     1997                   16.33%
     1998                   17.74%
     1999                   22.26%
     2000                   -1.45%
     2001                   -4.29%
     2002                   -6.36%
     2003                   14.04%
     2004                    9.61%

     BEST QUARTER-4TH QUARTER, 1999                  +16.36%
     WORST QUARTER-3RD QUARTER, 1998                  -6.19%

     AVERAGE ANNUAL TOTAL RETURNS(A)     1 YR    5 YR    10 YR    SINCE INC.(1)
                                        ------  ------  -------   --------------
     Balanced Portfolio                  9.61%   2.00%    9.97%         8.83%

     S&P 500(R) Index                   10.88%  -2.30%   12.07%        10.99%

     Balanced Composite(2)              12.24%   6.58%   12.01%        11.07%

     (1)  Return calculated from inception date, 5/1/92.

     (2) The Balanced Composite is a 65%/35% blended index of the Russell 1000(R) Value Index and Lehman Bros. Aggregate.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (BALANCED PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     --------------------
                    0.65%                  0.13%                0.78%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $   80        $   249       $   433            $    966


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-    MONEY MARKET PORTFOLIO

     INVESTMENT OBJECTIVE:

     The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

     PRINCIPAL INVESTMENT STRATEGIES:

     The money market instruments in which the Portfolio invests include:

     - U.S. GOVERNMENT SECURITIES: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

     - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES WHICH ARE BONDS OR OTHER DEBT OBLIGATIONS of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

     - REPURCHASE AGREEMENTS: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date

     - Certificates of deposit, bankers' acceptances and other obligations of U.S. banks which are FDIC members

     -    U.S. dollar obligations of foreign branches of U.S. banks

     - U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks

     -    instruments fully secured or collateralized by such bank obligations

     - Commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations

     The Portfolio will invest only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by the Subadviser to be of comparable quality. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

     MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

     An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and you can lose money. The following are the main risk factors of the Portfolio:

     - INTEREST RATES: The value of securities in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates. If interest rates rise, the value of bonds, including those held by the Portfolio, falls. A broad-based market decline may cause a bond's price to fall.

     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may not keep pace with inflation and may result in a lower yield than would be available from debt obligations of a lower quality or longer term.

     - CREDIT RISK: Certain U.S. Government securities, such as U.S. Treasury obligations and mortgage-backed securities guaranteed by GNMA are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities involve increased credit risk because they are backed only by the credit of U.S. federal agency or government sponsored enterprises such as Sallie Mae, the Federal Home Loan Banks, Freddie Mac or Fanny Mae.

     PERFORMANCE TABLES (MONEY MARKET PORTFOLIO)

     The tables below illustrate the risks of investing in the Money Market Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

     ANNUAL TOTAL RETURN(A)

     1995                    5.06%
     1996                    4.65%
     1997                    4.86%
     1998                    4.86%
     1999                    4.57%
     2000                    5.90%
     2001                    3.77%
     2002                    1.22%
     2003                    0.59%
     2004                    0.79%

     BEST QUARTER-4TH QUARTER, 1995             +7.00%
     WORST QUARTER-4TH QUARTER, 1997            -3.63%

     AVERAGE ANNUAL TOTAL RETURNS(A)     1 YR     5 YR    10 YR    SINCE INC.(1)
                                        ------   ------   ------  --------------
     Money Market Portfolio              0.79%    2.43%    3.95%       4.30%

     Lipper Money Market Index           0.78%    2.47%    3.78%        N/A

       7-day simple annualized yield:    1.62%

       7-day compounded effective yield: 1.63%

     (1)  Return calculated from inception date, 8/1/85.

     (2) The Lipper Money Market Index is a peer group benchmark of the average return of the funds in the Lipper Money Market Universe.

     ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     FEES AND EXPENSES (MONEY MARKET PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                         TOTAL ANNUAL
                 MANAGEMENT                           PORTFOLIO OPERATING
                    FEES           OTHER EXPENSES          EXPENSES
                 ----------        --------------     -------------------
                    0.49%                0.08%               0.57%

     (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR        3 YEARS       5 YEARS            10 YEARS
                 ------        -------       -------            --------
                 $   58        $   183       $   318            $    714

     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

     OTHER PORTFOLIO INFORMATION

-    ADDITIONAL RISK FACTORS

     GENERAL MARKET RISKS

     Many factors can affect a Portfolio's performance. A Portfolio's net asset value changes daily based on changes in the prices of the securities it holds. These prices can change due to market conditions, interest rates and in response to other economic, political or financial developments. These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. A Portfolio's reaction to these developments will depend on the Portfolio's level of investment in the securities of the issuer(s) or industries affected by such developments. Investment in the Portfolios should be considered by those with financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus.

     SECURITIES AND INDEX OPTIONS

     The Growth Portfolio, the Value Portfolio, the High Yield Bond Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Strategic Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

     Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

     The writing of call options on securities and securities indices involves the following risks: (i) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and (ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

     PURCHASING PUT AND CALL OPTIONS

     In order to hedge against changes in the market value of their portfolio securities, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

     Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

     FUTURES CONTRACTS

     The Value Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the

     Small Company Portfolio and the Strategic Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions and as a cash management tool. The Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, the International Equity Portfolio and the Strategic Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase or sell. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

     The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

     The S&P 500 Index Portfolio may invest in stock index futures as a substitute for a comparable market position in the underlying securities. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. S&P 500 Index futures contracts derive their value from the price of the S&P 500 Index. Investing in index futures contracts can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money. Compared to conventional securities, index futures contracts can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

     LENDING OF SECURITIES

     The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

     WHEN-ISSUED SECURITIES

     In order to help ensure the availability of suitable securities the Growth Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, World Growth Stock Portfolio and Strategic Growth Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities, or will ensure that the position is "covered" such that any potential leverage is eliminated. See the Statement of Additional Information.

     BORROWING

     Any Portfolio may borrow money from banks in an amount up to 5% of total asset value. The Strategic Growth, High Yield Bond, S&P 500 Index and Growth Portfolios may borrow money in an amount up to 33 1/3% of total asset value. The Portfolios will borrow money only as a temporary measure for extraordinary or emergency purposes and not for investment purposes. All Portfolios will maintain continuous asset coverage of at least 300% (as defined in the Investment Company Act of 1940) with respect to all of its borrowings. If at any time asset coverage falls below 300%, a Portfolio may be required to sell its assets within three days to reduce the amount of its borrowings and restore 300% asset coverage. Borrowing involves interest costs. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

     RESTRICTED AND ILLIQUID SECURITIES

     All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to qualified institutional buyers under Rule 144A of the 33 Act) and limited amounts of illiquid securities. Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

     Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before nominal fixed term on seven day or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4 (2) of the 33 Act) that the Board of Directors or the Sub-Advisers have determined to be liquid will be treated as such.


     A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" in the Statement of Additional Information (SAI).


     LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

     The Growth Portfolio, Capital Growth Portfolio, Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio and the Strategic Growth Portfolio may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

     PORTFOLIO TURNOVER

     The Growth Portfolio, Mid-Cap Growth Portfolio, Small Company Portfolio, Capital Growth Portfolio and International Equity Portfolio anticipate that active and frequent trading of portfolio securities will be a likely result of implementing principal investment strategies. In 2004, the portfolio turnover rate was 194.77% for the Growth Portfolio, 174.75% for the Mid-Cap Growth Portfolio, 125.12% for the Small Company Portfolio, 162.87% for the Capital Growth Portfolio and 144.92% for the International Equity Portfolio. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

     FUND MANAGEMENT

     -    ABOUT JEFFERSON PILOT VARIABLE FUND, INC.

     The Fund currently consists of fourteen investment portfolios, namely Capital Growth Portfolio, Growth Portfolio, Strategic Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio, Balanced Portfolio, and Money Market Portfolio, (the "Portfolios").

     Because investment in a Portfolio involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective investors should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before allocating amounts to particular Portfolios.

     Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial"), Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot Life") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. Shares may be offered in the future to other non-affiliated insurance companies in order to fund additional variable life insurance policies, variable annuity contracts or other investment products. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Jefferson Pilot Financial and Jefferson-Pilot Life are wholly-owned subsidiaries of Jefferson-Pilot Corporation, a North Carolina Corporation.

     A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

     In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Jefferson Pilot Financial, its affiliates, successors or assigns, or by other insurance companies with which Jefferson Pilot Financial may or may not be affiliated, and the Fund may add or delete Portfolios.

-    THE INVESTMENT ADVISER

     The investment adviser to the Fund is Jefferson Pilot Investment Advisory Corporation (the "Investment Adviser" or "Jefferson Pilot Investment Advisory"), a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. Its address is One Granite Place, Concord, NH 03301.

     The Investment Adviser provides supervisory investment advice, which involves recommending, evaluating, monitoring, and overseeing the activities of the Sub-Advisers. The Investment Adviser also reviews the practices of broker-dealers selected by the Sub-Advisers. In addition, Jefferson Pilot Investment Advisory provides the following administrative services to the Fund:

     -    acts as transfer agent and dividend paying agent

     - provides office space and related utilities necessary for Fund operations

     -    recommends auditors, counsel and custodians

     -    provides personnel, data processing services, and supplies

     - prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other shareholder communications

     - schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders

     - prepares and files tax returns and reports which federal, state, local or foreign laws may require

     The cost of such facilities, supplies and services is included in the investment management fees which are paid to Jefferson Pilot Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio, which rates for the most recent fiscal year were as follows:


                                           WORLD GROWTH STOCK(2),
        AVERAGE DAILY    INTERNATIONAL(1)    SMALL COMPANY(3),     STRATEGIC(5)     SMALL-CAP(6)      MONEY(7)
         NET ASSETS           EQUITY           AND VALUE(4)           GROWTH            VALUE          MARKET         BALANCED
     --------------------------------------------------------------------------------------------------------------------------
     First $100 Million         1.00%               .75%               .80%            1.30%             .50%            .65%

     Next $100 Million          1.00%               .75%               .80%            1.30%             .50%            .55%

     Next $1.1 Billion          1.00%               .70%               .75%            1.30%             .45%            .50%

     Over $1.3 Billion          1.00%               .65%               .70%            1.30%             .40%            .50%



        AVERAGE DAILY       MID-CAP(8)           CAPITAL(9)         S&P 500(10)                         MID-CAP(12)
         NET ASSETS           VALUE               GROWTH               INDEX     HIGH YIELD BOND(11)      GROWTH     GROWTH(13)
     --------------------------------------------------------------------------------------------------------------------------
     First $100 Million         1.05%              .75%                .24%             .75%               .90%          .65%

     Next $400 Million          1.05%              .70%                .24%             .75%               .90%          .65%

     Over $500 Million          1.05%              .70%                .24%             .75%               .90%          .65%


     (1) Effective May 1, 2005, the management fee for the International Equity Portfolio has been reduced to 1.00% of the first $50 million average daily net assets, .95% of the next $50 million, .90% of the next $50 million, .85% of the next $100 million, and .80% over $250 million.

     (2) Effective May 1, 2005, the management fee for the World Growth Stock Portfolio has been reduced to .75% of the first $200 million average daily net assets, .65% of the next $300 million, and .60% over $500 million.

     (3) Effective May 1, 2005, the management fee for the Small Company Portfolio has been reduced to .75% of the first $100 million average daily net assets, .70% of the next $100 million, .65% of the next $300 million, .625% of the next $500 million, and .60% over $1 billion.

     (4) Effective May 1, 2005, the management fee for the Value Portfolio has been reduced to .75% of the first $75 million average daily net assets, .70% of the next $75 million, .65% of the next $50 million, and .60% over $200 million.

     (5) Effective May 1, 2005, the management fee for the Strategic Growth Portfolio has been reduced to .80% of the first $50 million average daily net assets, .75% of the next $50 million, .70% of the next $150 million, .65% of the next $250 million, and .60% over $500 million.

     (6) Effective May 1, 2005, the management fee for the Small-Cap Value Portfolio has been reduced to 1.30% of the first $40 million average daily net assets, 1.05% of the next $20 million and .75% over $60 million.


     (7) Effective May 1, 2005, the management fee for the Money Market Portfolio has been reduced to .50% of the first $50 million average daily net assets, .45% of the next $50 million, .40% of the next $150 million and .30% over $250 million.

     (8) Effective May 1, 2005, the management fee for the Mid-Cap Value Portfolio has been reduced to 1.05% of the first $25 million average daily net assets, .95% of the next $25 million, .85% of the next $50 million, .75% of the next $150 million, and .70% over $250 million.

     (9) Effective May 1, 2005, the management fee for the Capital Growth Portfolio has been reduced to .75% of the first $100 million average daily net assets, .70% of the next $150 million, .65% of the next $750 million and .60% over $1 billion.

     (10) Effective May 1, 2005, the management fee for the S&P 500 Index Portfolio has been reduced to .24% of the first $500 million average daily net assets, .20% of the next $500 million and .16% over $1 billion. Effective May 1, 2000, the Investment Adviser voluntarily agreed to reimburse the S&P 500 Index Portfolio to the extent that operating expenses (with the exceptions noted below) exceed 0.28% of its average net expenses. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses. The Investment Adviser retains the ability to be repaid by the Portfolio if expenses fall below the specified limit prior to the end of the fiscal year. This reimbursement arrangement, which may be terminated by the Investment Adviser at any time can decrease the Portfolio's expenses and boost its performance. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and the Investment Adviser shall cease.

     (11) Effective May 1, 2005, the management fee for the High Yield Bond Portfolio has been reduced to .75% of the first $100 million average daily net assets, .725% of the next $150 million, .70% of the next $250 million, .65% of the next $500 million, and .60% over $1 billion.

     (12) Effective May 1, 2005, the management fee for the Mid-Cap Growth Portfolio has been reduced to .90% of the first $25 million average daily net assets, .85% of the next $50 million, .80% of the next $75 million, .70% of the next $100 million, and .65% over $250 million.

     (13) Effective May 1, 2005, the management fee for the Growth Portfolio has been reduced to .65% of the first $150 million average daily net assets, .60% of the next $100 million and .55% over $250 million.

     THE SUB-ADVISERS

     The Investment Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Portfolios of the Fund. Each Sub-Adviser contract is subject to approval by the Fund's Board of Directors, and a discussion of the basis for each approval is available in the Fund's Statement of Additional Information
     (SAI). This information will be included in the Fund's shareholder report beginning with the semi-annual report for the period ending June 30, 2005. The Investment Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Portfolio and reviews the performance of the Sub-Advisers and reports periodically on the performance to the Board of Directors.

     Under the terms of each of the Sub-Advisory Agreements with the Investment Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Portfolio, subject to the supervision of the Board of Directors. The Sub-Adviser formulates a continuous investment program for each such Portfolio consistent with its investment objectives and policies outlined in this Prospectus.

     As compensation for its services, each Sub-Adviser receives a fee from the Investment Adviser computed separately for the applicable Portfolio, stated as an annual percentage of the net assets of such Portfolio. The SAI contains a schedule of the management fees the Investment Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Portfolio. The SAI also provides additional information about the Portfolio Manager employed by each Sub-Adviser, who is charged with primary responsibility for the day-to-day management of the respective portfolio, including information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and any securities in the Fund owned by such Portfolio Manager.


     Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, a registered investment adviser and a Delaware Limited Liability Company is Sub-Adviser to the World Growth Stock Portfolio. Templeton Global Advisors Limited ("TGAL") served as sub-adviser to the World Growth Stock Portfolio through July 16, 2000. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders. TICL and TGAL are indirect wholly-owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $412.1 Billion as of March 31, 2005. The Portfolio is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Hellmer. Prior to August 1, 2003, Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been a member of the global equity research team since 1994. Ms. Sweeting is Executive Vice President and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Hellmer is Vice President and Portfolio Manager-Research Analyst with Templeton. She joined the firm in 1997 and holds a CFA.

     Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is Sub-Adviser to the High Yield Bond, and Money Market Portfolios. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 Billion as of December 31, 2004. MFS is a subsidiary of Sun Life Assurance Company of Canada.

     The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. These individuals have been portfolio managers of the series since:
     Mr. Addeo - April 2004 and Mr. Richards - May 24, 2004; and they have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Liberty Funds Group from 1999 to 2003.


     Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, a registered investment adviser and limited liability company is Sub-Adviser to the Small Company Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in more than 40 mutual fund portfolios and other advisory accounts as of December 31, 2004. F. Thomas O'Halloran, CFA, partner and Investment Manager, is primarily responsible for the day-to-day management of the Small Company Portfolio. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran has been in the investment business since 1987.

     Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), 565 Fifth Avenue, Suite 2101, New York, New York 10017, a registered investment adviser and partnership is Sub-Adviser to the Small-Cap Value Portfolio. Dalton Greiner was organized in 1982 as Dillon Read Capital, the money management subsidiary of the investment bank, Dillon Read. Dalton Greiner is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest is held by 12 Dalton Greiner employees. As of December 31, 2004, Dalton Greiner had approximately $3.4 billion in assets under management. Dalton Greiner will be owned 80% by Boston Private and 20% by Dalton Greiner professionals. Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the Portfolio. The five individuals with the most significant responsibility for the day-to-day management of the Portfolio are Kenneth Greiner, Timothy Dalton, Stephen Bruno, Bruce Geller, and Jeffrey Baker. All five individuals carry the Certified Financial Analyst (CFA) designation. Kenneth Greiner has served as Dalton Greiner's President since 1990. Timothy Dalton, CFA, has served as the Chief Executive Officer of Dalton Greiner since 1990 and as the Chief Investment Officer since 1997. Stephen Bruno, Executive Vice President, joined Dalton Greiner in 1990. Bruce Geller, Senior Vice President, joined Dalton Greiner in 1992. Jeffrey Baker, Vice President, joined Dalton Greiner in 2000. Prior to 2000, Mr. Baker was an Analyst for Prudential Investments and Merrill Lynch.

     Each of the aforementioned individuals serve as sector analysts and are responsible for stock selection within their defined sectors.


     Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100, Berwyn, Pennsylvania 19312, a registered investment adviser, is Sub-Adviser to the Mid-Cap Growth Portfolio. Turner is also the Sub-Adviser to the Growth Portfolio (effective May 1, 2004). Strong Capital Management, Inc. served as Sub-Adviser to the Growth Portfolio through April 30, 2004. As of December 31, 2004, Turner had over $15.8 billion in assets under management.

     The Mid-Cap Growth Portfolio is managed by a committee comprised of Christopher McHugh (Lead Manager), Robert E. Turner (Co-Manager) and William C. McVail (Co-Manager). Christopher McHugh, Senior Equity Portfolio Manager, joined Turner in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has 17 years of investment experience. Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has 22 years of investment experience. Bill McVail, CFA and Senior Equity Portfolio Manager joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. Mr. McVail has 16 years of investment experience.

     The Growth Portfolio is managed by Robert E. Turner (Lead Manager) and Mark D. Turner (Co-Manager). Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has 22 years of investment experience. Mark Turner, Vice Chairman and Senior Equity Portfolio Manager joined Turner when it was founded in 1990. Prior to 1990, he was employed as a Senior Portfolio Manager by First Maryland Asset Management. He has 21 years of investment experience.


     Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, a registered investment adviser and Massachusetts limited liability partnership is Sub-Adviser to the Mid-Cap Value Portfolio. Wellington Management is also the Sub-Adviser to the Capital Growth and Balanced Portfolios (effective May 1, 2004). Janus Capital Management LLC served as Sub-Adviser to the Capital Growth and Balanced Portfolios through April 30, 2004. Wellington Management is one of America's oldest and largest independent investment counseling firms. As of December 31, 2004 Wellington Management managed approximately $470 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

     Mr. James N. Mordy is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. Mordy is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1985. Mr. Andrew Shilling, CFA is primarily responsible for the day-to-day management of the Capital Growth Portfolio. Mr. Shilling is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1994.

     Mr. Edward P. Bousa, CFA is primarily responsible for the day-to-day management of the equity securities in the Balanced Portfolio. Mr. Bousa is a Vice President of Wellington Management and has been with the firm since 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000). Mr. Joseph F. Marvan, CFA is primarily responsible for the day-to-day management of the fixed income securities in the Balanced Portfolio. Mr. Marvan is a Vice President of Wellington Management and has been with the firm since 2003. Prior to that, Mr. Marvan was a Senior Portfolio Manager at State Street Global Advisors working on a wide range of fixed income portfolios (1996-2003).

     Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, is Sub-Adviser to the Value Portfolio.

     Credit Suisse is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group and is part of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston. Credit Suisse serves as investment adviser to separate accounts and investment companies, including the Credit Suisse Funds, and together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2004, Credit Suisse and its global affiliates had assets under management totaling approximately $308 billion. The Credit Suisse Value Team is responsible for the day-to-day management of the Value Portfolio. The key members of the Credit Suisse Value Team are Stephen J. Kaszynski and Robert E. Rescoe. Mr. Kaszynski, CFA, Managing Director of Credit Suisse, is head of U.S. value equities at Credit Suisse. He joined Credit Suisse in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Mr. Rescoe, a Director of Credit Suisse, joined Credit Suisse as a result of Credit Suisse Group's acquisition of Warburg Pincus, which he joined in 1993. Mr. Rescoe has over 20 years of industry experience.

     Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1600, Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability company is the Sub-Adviser to the International Equity Portfolio (effective May 1, 2003). Lombard Odier International Portfolio Management Limited served as sub-adviser to the International Equity Portfolio through April 30, 2003. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders. Marsico was formed in 1997, and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas
     F. Marsico is the founder and CEOof Marsico. James G. Gendelman is the portfolio manager and is responsible for the day-to-day management of the Portfolio. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to 1985.

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, a registered investment adviser and Maryland corporation is the subadviser to the Strategic Growth Portfolio (effective May 1, 2003). Massachusetts Financial Services Company served as sub-adviser to the Portfolio through April 30, 2003. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $235 billion as of December 31, 2004. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. The Strategic Growth Portfolio is managed by an investment advisory committee. Robert W. Smith, Vice President of T. Rowe Price, serves as Committee Chairman and is responsible for the day-to-day management of the Portfolio. Bob works with the Committee in developing and executing the Portfolio's investment program. Bob joined the firm in 1992 as a Research

     Analyst and previously served for five years as an analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the U. of Delaware and an M.B.A. from the U. of Virginia.


     Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is Sub-Adviser to the S&P 500 Index Portfolio (effective December 12, 2003). Barclays Global Fund Advisors served as sub-adviser to the Portfolio until December 11, 2003. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2004, Mellon Capital had assets under management totaling approximately $131.5 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.) Mellon employs a team of portfolio managers, investment strategists, and other investment specialists. Susan M. Ellison is Head of Equity Portfolio Management Group and a Managing Director of Mellon Capital Management Corporation. She has direct oversight responsibility for all passively- managed U.S. and international equity portfolios managed by the Equity Portfolio Management Group, whose assets total approximately $50 billion. She has managed investment portfolios since 1988 and was responsible for the development of Mellon's strategic trading processes. She received her B.S. degree from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.


     Richard A. Brown is Head of Domestic and International Passive Equity Funds unit and a Director of Mellon Capital Management Corporation. He has managed investment portfolios since 1995 and was responsible for the refinement and implementation of Mellon's equity portfolio management process. He received his M.B.A. from California State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

     Karen Q. Wong a Vice President of Mellon Capital Management Corporation and a Team Leader in the Domestic and International Passive Equity Funds unit. She has managed investment portfolios since 2000. She received her M.B.A. from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

     The Fund and Jefferson Pilot Investment Advisory have obtained an exemptive order from the Securities and Exchange Commission which permits Jefferson Pilot Investment Advisory, without further shareholder approval, to replace or add Subadvisers and to enter into Subadvisory Agreements with those Subadvisers upon approval of the Fund's Board of Directors. The relief provided by the exemptive order is subject to certain conditions. For example, within sixty days of the hiring of any new Subadviser or the implementation of any proposed material change to an Investment Subadvisory Agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new Subadviser or Subadvisory Agreement. Moreover, the Adviser will not enter into an Investment Subadvisory Agreement with any Affiliated Subadviser without shareholder approval. In addition, whenever a Subadviser is hired or terminated, the Adviser will provide the Board of Directors with information showing the expected impact on the Adviser's profitability and will report on such impact quarterly. JEFFERSON PILOT INVESTMENT ADVISORY HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

     SHAREHOLDER INFORMATION

-    BUYING AND SELLING SHARES

     Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy, and are not available to the general public directly. The separate accounts to which Fund shares are offered may have policies restricting the frequency of shareholder trading, which policies are disclosed in the prospectus for the applicable separate account. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

     Some or all of the Portfolios may be managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolio may differ substantially.


     Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301, is the principal underwriter and distributor of the Fund's shares. Jefferson Pilot Variable Corporation is an affiliate of Jefferson Pilot Investment Advisory and a wholly-owned subsidiary of Jefferson-Pilot Corporation.


     DETERMINATION OF NET ASSET VALUE

     The net asset value (NAV) of the shares of each Portfolio of the Fund is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the NAV of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday.

     An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the bid price at the close of trading is used. An equity security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the bid price at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

     The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of the the Fund's valuation. Foreign securities markets may close before a Portfolio determines its NAV, and trading of some foreign securities may not take place on every day the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated.

     Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Board of Directors of the Fund. A market quotation for a particular security may not be readily available for various reasons, including the following (1) trading for the security has been halted or suspended, the security has been delisted, or the security is new and not yet listed, (2) a significant event has occurred, such as a company announcement, natural disaster or a political event in a foreign country after the close of the exchange on which such securities are traded, but before the relevant Portfolio calculates its NAV, and (3) there is significant movement in the U.S. markets after the close of the foreign markets, which may affect the value of foreign securities held by the Portfolios.

     The Board of Directors has adopted Fair Valuation Procedures for the purpose of establishing fair value in various circumstances. The Board has further delegated the function of determination of fair values to a Valuation Committee. Under these procedures, in general the "fair value" of a security is the amount, as determined in good faith by the Committee, that an owner of the security could reasonably expect to realize upon sale. If a fair value method is not clearly determinable by the Board-approved Fair Valuation Procedures, the Valuation Committee will determine the appropriate valuation method. When fair value pricing is used, the securities price used to calculate NAV may differ from quoted or published prices for the same securities.

     Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

     Long-term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services. Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

     Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

     All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

     With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

     Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."


     FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES ("MARKET TIMING")

     Frequent purchases and redemptions of shares (i.e market timing) in a Portfolio of the Fund by certain shareholders may present risks to other shareholders of that Portfolio. These risks include, but are not limited to, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio's assets, and increased brokerage and administrative costs. The risks of frequent trading are more pronounced for Portfolios investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between US and overseas markets, which market timers attempt to take advantage of. Accordingly, Fund shareholders should expect that the International Equity and World Growth Stock Portfolios would be subject to greater risk of market timing than the other Fund Portfolios. Other portfolios may be susceptible to the risks of frequent trading as well, including, but not limited to, those portfolios investing in high yield bond, foreign, mid-cap, or small-cap securities.

     The Fund does not knowingly accommodate market timing. The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Fund shareholders.

     The Fair Valuation Procedures adopted by the Board serve as a deterrent to market timers. The Fund, under the direction of its Chief Financial Officer, will monitor cash flow activity on a monthly basis in order to identify any potential market timing activity. The Fund will notify the respective insurance companies owning shares of a particular portfolio when unusual trading volumes are identified. The Fund will conduct an annual review to ensure that its policies are consistent with the disclosure in the prospectus.

     The policies and procedures adopted by the Board recognize that Portfolio shares are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life or their affiliated insurance companies, to fund variable annuities and flexible premium life insurance policies. In order to discourage frequent trading, Jefferson Pilot Financial and Jefferson-Pilot Life have established a 20-transfer limit per policy year (see discussion in the Policy prospectus). In addition, policyowners are assessed a $25 transfer fee for any transfer exceeding 12 transfers in any policy year. These restrictions are applied uniformly in all cases. Jefferson Pilot Financial and Jefferson-Pilot Life reserve the right to place additional restrictions on a third-party agent or market timing service acting on behalf of a policyowner, when in the company's sole discretion it is determined that such agent or service is engaged in market timing. These additional restrictions may include rejecting, limiting, delaying, or imposing other conditions on exchanges or purchases, or closing or otherwise limiting accounts based on a history of frequent purchases and redemptions of Fund shares, including the circumstances under which such right will be exercised.

-    TAXES AND DIVIDENDS

     It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

     Portfolios exempt from Section 4982 of the Code (currently, all Portfolios) intend to distribute ordinary income and net capital gains for the fiscal period ending on December 31 by the first business day of April of the following year. Portfolios which are not exempt from Section 4982 of the Code intend to distribute ordinary income for the fiscal period ending on December 31, and net capital gains for the fiscal period ending on October 31, by the first business day of January of the following year. Any Portfolio may make supplemental distributions of ordinary income and net capital gains following the end of the Portfolio's fiscal year. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

     Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

     Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies and variable annuity contracts (together, "variable contracts") in order for such variable contracts to be treated as life insurance policies or as annuity contracts under the Code. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable contracts, the Fund intends to comply with the diversification requirements as set forth in the regulations.

     The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with
     Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

-    HOUSEHOLDING

     On May 1, 2000, Jefferson Pilot Financial adopted a policy of mailing a single prospectus, annual, and semi-annual report to each household. This practice results in savings on postage and printing costs and relieves shareholders from the inconvenience of receiving duplicate documents. If at any time you decide that you would prefer to receive separate mailings for each member of your household, you may notify us by calling 1-800-258-3648 (x7719).

     FINANCIAL HIGHLIGHTS:
     CAPITAL GROWTH & GROWTH PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     CAPITAL GROWTH PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        19.65   $        15.48      $        22.47   $        32.57   $        39.27
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.03
        Net gains and losses on securities
          (both realized and unrealized)               1.83             4.17               (6.99)           (8.03)           (4.88)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  1.86             4.17               (6.99)           (8.03)           (4.88)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net
          investment income
        Distributions from capital gain                                                                     (2.07)           (1.82)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                               0.00             0.00                0.00            (2.07)           (1.82)
     Net asset value, end of year            $        21.51   $        19.65      $        15.48   $        22.47   $        32.57
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                  9.47%           26.97%             (31.12%)         (25.19%)         (13.46%)
     Ratios to Average Net Assets:
        Expenses                                       0.83%            0.90%               0.92%            1.06%            1.05%
        Net investment income (loss)                   0.13%           (0.00%)(B)          (0.09%)          (0.45%)          (0.60%)
     Portfolio Turnover Rate                         162.87%           48.34%              52.35%           42.83%           23.17%
     Net Assets, At End of Year              $  189,265,443   $  190,185,068      $  167,737,547   $  263,092,721   $  350,038,157


     GROWTH PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED        YEAR END
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        12.48   $         9.53      $        12.80   $        20.68   $        23.38
     INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                           (0.01)           (0.05)
        Net gains and losses on securities
          (both realized and unrealized)               1.48             3.00               (3.27)           (6.89)           (0.96)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  1.47             2.95               (3.27)           (6.89)           (0.96)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net investment
          income

        Distributions from capital gains                                                                    (0.99)           (1.74)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                               0.00             0.00                0.00            (0.99)           (1.74)
     Net asset value, end of period          $        13.95   $        12.48      $         9.53   $        12.80   $        20.68
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                 11.83%           30.85%             (25.53%)         (33.76%)          (5.71%)
     Ratios to Average Net Assets:
        Expenses                                       0.81%            0.89%               0.86%            0.87%            0.84%
        Net investment loss                           (0.05%)          (0.50%)             (0.55%)          (0.35%)          (0.23%)
     Portfolio Turnover Rate                         194.77%          169.72%             283.59%          403.36%          344.98%
     Net Assets, At End of Year              $   41,252,044   $   41,330,969      $   31,843,166   $   49,583,867   $   79,541,483


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

     (B)  The ratio calculates to less than 0.005%.

     FINANCIAL HIGHLIGHTS: STRATEGIC GROWTH PORTFOLIO


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     STRATEGIC GROWTH PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        12.86   $         9.74      $        14.72   $        30.09   $        40.67
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.07                                                                   0.01
        Net gains and losses on securities
          (both realized and unrealized)               1.17             3.12               (4.98)           (9.95)           (6.77)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  1.24             3.12               (4.98)           (9.95)           (6.76)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net
          investment income
        Distributions from capital gains                                                                    (5.42)           (3.82)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                               0.00             0.00                0.00            (5.42)           (3.82)
     Net asset value, end of year            $        14.10   $        12.86      $         9.74   $        14.72   $        30.09
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                  9.66%           32.00%             (33.84%)         (35.16%)         (19.17%)
     Ratios to Average Net Assets:
        Expenses                                       0.91%            0.92%               0.92%            0.94%            0.88%
        Net investment income (loss)                   0.49%            0.02%              (0.35%)          (0.21%)          (0.27%)
     Portfolio Turnover Rate                          37.10%          104.75%             118.76%          270.07%          204.65%
     Net Assets, At End of Year              $   91,576,097   $   89,650,865      $   73,987,892   $  120,659,006   $  176,177,466


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

     FINANCIAL HIGHLIGHTS: S&P 500 INDEX PORTFOLIO


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     S&P 500 INDEX PORTFOLIO


                                                                                                                   PERIOD FROM
                                                                                                                   MAY 1, 2000
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED        THROUGH
                                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003              2002             2001           2000(A)
                                             --------------   --------------   --------------   --------------   --------------
     Net asset value, beginning of period    $         7.76   $         6.13   $         7.97   $         9.14   $        10.00
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.14             0.10             0.08             0.08             0.06
        Net gains and losses on securities
          (both realized and unrealized)               0.67             1.61            (1.84)           (1.19)           (0.92)
                                             --------------   --------------   --------------   --------------   --------------
     Total from investment operations                  0.81             1.71            (1.76)           (1.11)           (0.86)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.10)           (0.08)           (0.08)           (0.06)
        Dividends in excess of net investment
          income
        Distributions from capital gains
        Distributions in excess of capital
          gains
                                             --------------   --------------   --------------   --------------   --------------
     Total distributions                              (0.10)           (0.08)           (0.08)           (0.06)            0.00
     Net asset value, end of period          $         8.47   $         7.76   $         6.13   $         7.97   $         9.14
                                             ==============   ==============   ==============   ==============   ==============
     Total Return (B)                                 10.56%           28.30%          (22.34%)         (12.18%)          (8.55%)
     Ratios to Average Net Assets: (C)
     Expenses before reimbursement                     0.34%            0.39%            0.34%            0.35%            0.33%(D)
     Expenses after reimbursement                      0.28%            0.28%            0.28%            0.28%            0.28%(D)
     Net investment income before
       reimbursement                                   1.68%            1.37%            1.22%            1.03%            0.98%(D)
     Net investment income after
       reimbursement                                   1.74%            1.48%            1.28%            1.09%            1.03%(D)
     Portfolio Turnover Rate                           1.74%            2.10%            2.86%            1.59%            5.26%
     Net Assets, At End of Period            $  237,290,177   $  214,568,224   $  165,873,051   $  189,046,310   $  175,931,207


     (A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.
     (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
     (C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.
     (D)  Ratios are calculated on an annualized basis.

     FINANCIAL HIGHLIGHTS: VALUE & MID-CAP GROWTH PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     VALUE PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        19.33   $        15.22      $        19.52   $        19.43   $        20.06
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.27             0.18                0.14             0.14             0.21
        Net gains and losses on securities
          (both realized and unrealized)               2.00             4.07               (4.28)            0.15             1.41
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  2.27             4.25               (4.14)            0.29             1.62
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.18)           (0.14)              (0.16)           (0.19)           (0.17)
        Dividends in excess of net investment
          income
        Distributions from capital gains                                                                    (0.01)           (2.08)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.18)           (0.14)              (0.16)           (0.20)           (2.25)
     Net asset value, end of year            $        21.42   $        19.33      $        15.22   $        19.52   $        19.43
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                 11.85%           28.18%             (21.36%)           1.54%            9.25%
     Ratios to Average Net Assets:
        Expenses                                       0.82%            0.83%               0.81%            0.83%            0.81%
        Net investment income                          1.30%            1.08%               0.75%            0.89%            1.17%
     Portfolio Turnover Rate                          39.07%           70.95%              41.00%           40.95%           79.47%
     Net Assets, At End of Year              $   83,801,532   $   82,914,337      $   69,268,418   $   96,103,870   $   82,995,853


     MID-CAP GROWTH PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2001
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2002             2001(B)
                                                          --------------   --------------   --------------   --------------
     Net asset value, beginning of period                 $         8.78   $         5.87   $         8.58   $        10.00
     INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                        (0.07)           (0.05)
        Net gains and losses on securities (both realized
          and unrealized)                                           1.11             2.96            (2.71)           (1.42)
                                                          --------------   --------------   --------------   --------------
     Total from investment operations                               1.04             2.91            (2.71)           (1.42)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net investment income
        Distributions from capital gains
        Distributions in excess of capital gains
                                                          --------------   --------------   --------------   --------------
     Total distributions                                            0.00             0.00             0.00             0.00
     Net asset value, end of period                       $         9.82   $         8.78   $         5.87   $         8.58
                                                          ==============   ==============   ==============   ==============
     Total Return (A)                                              11.84%           49.59%          (31.62%)         (14.17%)
     Ratios to Average Net Assets:
        Expenses                                                    1.09%            1.14%            1.16%            1.24%(C)
        Net investment income                                      (0.77%)          (0.89%)          (0.94%)          (0.99%)(C)
     Portfolio Turnover Rate                                      174.75%          167.27%          236.16%          182.81%
     Net Assets, At End of Period                         $   24,086,448   $   24,844,179   $   12,424,488   $   11,586,092


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
     (B) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
     (C)  Ratios are calculated on an annualized basis.

     FINANCIAL HIGHLIGHTS: MID-CAP VALUE & SMALL COMPANY PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     MID-CAP VALUE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2001
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2004             2003             2002           2001(A)
                                                          --------------   --------------   --------------   --------------
     Net asset value, beginning of period                 $        12.26   $         8.57   $         9.92   $        10.00
     INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                        (0.01)           (0.01)
        Net gains and losses on securities (both realized
          and unrealized)                                           1.94             3.70            (1.35)           (0.08)
                                                          --------------   --------------   --------------   --------------
     Total from investment operations                               1.93             3.69            (1.35)           (0.08)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net investment income
        Distributions from capital gains
        Distributions in excess of capital gains                   (0.06)
                                                          --------------   --------------   --------------   --------------
     Total distributions                                           (0.06)            0.00             0.00             0.00
     Net asset value, end of period                       $        14.13   $        12.26   $         8.57   $         9.92
                                                          ==============   ==============   ==============   ==============
     Total Return (B)                                              15.81%           43.14%          (13.66%)          (0.77%)
     Ratios to Average Net Assets:
        Expenses                                                    1.19%            1.21%            1.20%            1.28%(C)
        Net investment income (loss)                               (0.09%)          (0.16%)          (0.06%)           0.04%(C)
     Portfolio Turnover Rate                                       61.15%           59.63%           68.82%           34.15%
     Net Assets, At End of Period                         $   45,088,001   $   40,019,965   $   26,343,509   $   20,471,181


     SMALL COMPANY PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        13.72   $         9.78      $        13.76   $        14.83   $        18.05
     INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                           (0.10)           (0.08)
        Net gains and losses on securities
          (both realized and unrealized)               0.95             4.02               (3.98)           (1.07)           (3.22)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  0.85             3.94               (3.98)           (1.07)           (3.22)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net investment
          income
        Distributions from capital gains
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                               0.00             0.00                0.00             0.00             0.00
     Net asset value, end of year            $        14.57   $        13.72      $         9.78   $        13.76   $        14.83
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (B)                                  6.21%           40.32%             (28.96%)          (7.18%)         (17.87%)
     Ratios to Average Net Assets:
        Expenses                                       0.87%            0.92%               0.86%            0.86%            0.83%
        Net investment loss                           (0.69%)          (0.74%)             (0.73%)          (0.64%)          (0.54%)
     Portfolio Turnover Rate                         125.12%          111.84%              57.24%           57.96%           54.38%
     Net Assets, At End of Year              $   67,705,083   $   72,514,353      $   51,865,535   $   78,543,761   $   80,284,431


     (A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
     (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
     (C)  Ratios are calculated on an annualized basis.

     FINANCIAL HIGHLIGHTS: SMALL-CAP VALUE & INTERNATIONAL EQUITY PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     SMALL-CAP VALUE PORTFOLIO


                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2001
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2004             2003             2002             2001(A)
                                                          --------------   --------------   --------------   --------------
     Net asset value, beginning of period                 $        13.08   $         9.63   $        11.07   $        10.00
     INCOME FROM INVESTMENT OPERATIONS
        Net investment loss                                        (0.03)           (0.03)
        Net gains and losses on securities (both realized
          and unrealized)                                           2.57             3.48            (1.39)            1.14
                                                          --------------   --------------   --------------   --------------
     Total from investment operations                               2.54             3.45            (1.39)            1.14
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income
        Dividends in excess of net investment income
        Distributions from capital gains                           (0.28)                            (0.05)           (0.07)
        Distributions in excess of capital gains
                                                          --------------   --------------   --------------   --------------
     Total distributions                                           (0.28)            0.00            (0.05)           (0.07)
     Net asset value, end of period                       $        15.34   $        13.08   $         9.63   $        11.07
                                                          ==============   ==============   ==============   ==============
     Total Return (B)                                              19.77%           35.79%          (12.64%)          11.37%
     Ratios to Average Net Assets:
        Expenses                                                    1.40%            1.42%            1.42%            1.52%(C)
        Net investment income                                      (0.24%)          (0.31%)          (0.35%)          (0.17%)(C)
     Portfolio Turnover Rate                                       44.90%           54.11%           57.55%           34.84%
     Net Assets, At End of Period                         $   54,454,547   $   44,982,346   $   23,439,610   $   17,943,875


     INTERNATIONAL EQUITY PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $         8.79   $         6.79      $         8.80   $        11.42   $        16.07
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)                   0.06             0.04                0.09            (0.01)            0.02
        Net gains and losses on securities
          (both realized and unrealized)               1.43             2.05               (2.10)           (2.61)           (3.55)
        Returns of capital
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  1.49             2.09               (2.01)           (2.62)           (3.53)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.02)           (0.09)
        Dividends in excess of net investment
          income
        Distributions from capital gains                                                                                     (1.12)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.02)           (0.09)               0.00             0.00            (1.12)
     Net asset value, end of year            $        10.26   $         8.79      $         6.79   $         8.80   $        11.42
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (B)                                 17.02%           31.38%(D)          (22.79%)         (22.98%)         (23.69%)
     Ratios to Average Net Assets:
        Expenses                                       1.28%            1.29%               1.19%            1.17%            1.15%
        Net investment income                          0.68%            0.52%               0.49%            0.20%           (0.08%)
     Portfolio Turnover Rate                         144.92%          233.86%             141.40%           97.33%          142.62%
     Net Assets, At End of Year              $   40,496,012   $   33,188,626      $   25,484,143   $   32,172,905   $   39,888,260


     (A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
     (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
     (C)  Ratios are calculated on an annualized basis.

     (D) The total return calculation includes a payment received from a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

     FINANCIAL HIGHLIGHTS: WORLD GROWTH & HIGH YIELD BOND PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     WORLD GROWTH STOCK PORTFOLIO

                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        22.08   $        16.83      $        20.42   $        25.75   $        26.08
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.39             0.29                0.24             0.26             0.33
        Net gains and losses on securities
          (both realized and unrealized)               3.68             5.30               (3.61)           (1.94)            0.09
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  4.07             5.59               (3.37)           (1.68)            0.42
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.26)           (0.34)              (0.22)           (0.39)           (0.36)
        Dividends in excess of net
          investment income
        Distributions from capital gains                                                                    (3.26)           (0.39)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.26)           (0.34)              (0.22)           (3.65)           (0.75)
     Net asset value, end of year            $        25.89   $        22.08      $        16.83   $        20.42   $        25.75
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                 18.56%           34.09%             (16.67%)          (6.42%)           1.54%
     Ratios to Average Net Assets:
        Expenses                                       0.88%            0.89%               0.85%            0.86%            0.85%
        Net investment income                          1.62%            1.57%               1.24%            1.21%            1.42%
     Portfolio Turnover Rate                          23.78%           25.27%              10.02%           28.49%           51.56%
     Net Assets, At End of Year              $  127,487,237   $  115,061,953      $   95,116,449   $  118,895,577   $  132,977,195


     HIGH YIELD BOND PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $         8.20   $         7.35      $         7.19   $         7.70   $         9.19
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.55             0.52                0.53             0.77             0.76
        Net gains and losses on securities
          (both realized and unrealized)               0.15             0.83               (0.37)           (0.51)           (1.49)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  0.70             1.35                0.16             0.26            (0.73)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.56)           (0.50)                               (0.77)           (0.76)
        Dividends in excess of net investment
          income
        Distributions from capital gains
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.56)           (0.50)               0.00            (0.77)           (0.76)
     Net asset value, end of year            $         8.34   $         8.20      $         7.35   $         7.19   $         7.70
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (A)                                  9.05%           19.52%               2.13%            3.43%           (7.92%)
     Ratios to Average Net Assets:
        Expenses                                       1.10%            1.13%               1.16%            1.11%            1.17%
        Net investment income                          6.97%            7.30%               7.79%            8.65%            8.50%
     Portfolio Turnover Rate                          67.65%           73.91%              59.65%           58.23%           38.15%
     Net Assets, At End of Year              $   23,345,658   $   21,423,675      $   15,808,770   $   13,842,770   $    9,265,526


     (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

     FINANCIAL HIGHLIGHTS: BALANCED & MONEY MARKET PORTFOLIOS


     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.


     BALANCED PORTFOLIO


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        12.56   $        11.27      $        12.34   $        13.98   $        15.27
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.28             0.21                0.25             0.30             0.38
        Net gains and losses on securities
          (both realized and unrealized)               0.90             1.34               (1.02)           (0.91)           (0.53)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  1.18             1.55               (0.77)           (0.61)           (0.15)
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.21)           (0.26)              (0.30)           (0.37)           (0.31)
        Dividends in excess of net investment
          income
        Distributions from capital gains                                                                    (0.66)           (0.83)
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.21)           (0.26)              (0.30)           (1.03)           (1.14)
     Net asset value, end of year            $        13.53   $        12.56      $        11.27   $        12.34   $        13.98
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (B)                                  9.61%           14.04%              (6.36%)          (4.29%)          (1.45%)
     Ratios to Average Net Assets:
        Expenses                                       0.81%            0.89%               0.86%            0.86%            0.79%
        Net investment income                          2.20%            1.86%               2.24%            2.55%            2.98%
     Portfolio Turnover Rate                         112.30%           75.16%              84.81%          113.93%           74.92%
     Net Assets, At End of Year              $   73,333,094   $   71,311,731      $   62,497,042   $   65,749,492   $   61,953,375


     MONEY MARKET PORTFOLIO(A)


                                               YEAR ENDED       YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2004             2003                2002             2001             2000
                                             --------------   --------------      --------------   --------------   --------------
     Net asset value, beginning of year      $        10.74   $        10.81      $        10.98   $        10.92   $        10.85
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income                          0.10             0.06                0.14             0.36             0.64
        Net gains and losses on securities
          (both realized and unrealized)              (0.01)                                                 0.04            (0.03)
                                             --------------   --------------      --------------   --------------   --------------
     Total from investment operations                  0.09             0.06                0.14             0.40             0.61
     LESS DISTRIBUTIONS TO SHAREHOLDERS
        Dividends from net investment income          (0.08)           (0.13)              (0.31)           (0.34)           (0.54)
        Dividends in excess of net investment
          income
        Distributions from capital gains
        Distributions in excess of capital
          gains
                                             --------------   --------------      --------------   --------------   --------------
     Total distributions                              (0.08)           (0.13)              (0.31)           (0.34)           (0.54)
     Net asset value, end of year            $        10.75   $        10.74      $        10.81   $        10.98   $        10.92
                                             ==============   ==============      ==============   ==============   ==============
     Total Return (B)                                  0.79%            0.59%               1.22%            3.77%            5.90%
     Ratios to Average Net Assets:
        Expenses                                       0.58%            0.58%               0.57%            0.59%            0.57%
        Net investment income                          0.79%            0.60%               1.27%            3.32%            5.74%
     Portfolio Turnover Rate (C)                        N/A              N/A                 N/A              N/A              N/A
     Net Assets, At End of Year              $   59,064,666   $   57,984,427      $   73,809,628   $   65,665,740   $   30,304,739


     (A)  Per share information is based on average shares outstanding.
     (B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
     (C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

     TO LEARN MORE

     More information on the Jefferson Pilot Variable Fund, Inc. is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT

     The annual and semi-annual reports to shareholders provide additional information about the Fund's investments along with a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more details about the Portfolios of the Fund and their respective investment policies. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

     TO OBTAIN INFORMATION

     By telephone: 800-258-3648 ext. 7719 (outside NH)
                   800-322-0235 ext. 7719 (inside NH)

     By mail, write to:
     Jefferson Pilot Variable Fund, Inc.
     One Granite Place
     Concord, NH 03301

     On the Internet, Fund documents and reports may be viewed or downloaded from the EDGAR database on the SEC's web site at: http://www.sec.gov

     Copies of this information may be obtained by request, after paying a duplication fee, via e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090).

                                                   SEC file number: 002-94479

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       JEFFERSON PILOT VARIABLE FUND, INC.

                                One Granite Place

                          Concord, New Hampshire 03301

                                 (603) 226-5000

                                  A Series Fund
                                     with a
           World Growth Stock Portfolio Investing Primarily in Stocks
   International Equity Portfolio Invests In Securities Whose Primary Trading
                     Markets Are Outside The United States.
                   Money Market Portfolio Investing Primarily
                          in Money Market Instruments.

   High Yield Bond Portfolio Investing Primarily In Corporate Obligations With
        Emphasis On Higher Yielding, Higher Risk, Lower-Rated Or Unrated
                                   Securities.

       Small Company Portfolio Investing Primarily in Equity Securities of
                                Small Companies.

   Small-Cap Value Portfolio invests Primarily in Securities of Small-Cap
                                   Companies.

  Mid-Cap Growth Portfolio invests in Equity Securities of Midsize Companies.

   Mid-Cap Value Portfolio invests in Equity Securities of Midsize Companies.


S&P 500 Index Portfolio invests in securities that make up the S&P 500 Index.

      Growth Portfolio Invests In Equity Securities That Have Above-Average
                                Growth Prospects.

                 Value Portfolio Investing Primarily in Stocks.

             Capital Growth Portfolio Investing Primarily in Stocks.
                    Balanced Portfolio Investing Primarily in
                       Stocks and Fixed Income Securities.

        Strategic Growth Portfolio Investing Primarily in Growth Stocks

-------------------------------------------------------------------------------
      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.
-------------------------------------------------------------------------------

The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2005.

The date of this Statement of Additional Information is May 1, 2005.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
Business History................................................................................................           S-4
Investment Restrictions.........................................................................................           S-4
Secondary Investment Strategies.................................................................................           S-7
   World Growth Stock Portfolio.................................................................................           S-7
   International Equity Portfolio...............................................................................           S-7
   Money Market Portfolio.......................................................................................           S-8
   High Yield Portfolio.........................................................................................           S-10
   Small Company Portfolio......................................................................................           S-11
   Growth Portfolio.............................................................................................           S-12
   S&P 500 Index Portfolio......................................................................................           S-12
   Value Portfolio..............................................................................................           S-12
   Capital Growth Portfolio.....................................................................................           S-13
   Balanced Portfolio...........................................................................................           S-14
   Strategic Growth Portfolio...................................................................................           S-14
   Small-Cap Value Portfolio....................................................................................           S-15
   Mid-Cap Growth Portfolio.....................................................................................           S-15
   Mid-Cap Value Portfolio......................................................................................           S-15

Description of Certain Investments and Risk Considerations......................................................           S-15
   Bank Obligations.............................................................................................           S-15
   Repurchase Agreements........................................................................................           S-15
   Commercial Paper.............................................................................................           S-16
   Loan Participation and other Direct Indebtedness.............................................................           S-17
   Corporate Asset Backed Securities............................................................................           S-18
   Lending of Securities........................................................................................           S-19
   Forward Commitments..........................................................................................           S-19
   Forward Foreign Currency Exchange Contracts..................................................................           S-19
   Depository Receipts..........................................................................................           S-20
   Restricted and Illiquid Securities...........................................................................           S-21
   Securities and Index Options.................................................................................           S-21
   Futures Contracts and Related Options........................................................................           S-22
   Options on Foreign Currencies................................................................................           S-24
   Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......................           S-25
   High Yield Bonds.............................................................................................           S-25
   Description of Investment Ratings............................................................................           S-25
   Governmental Securities......................................................................................           S-26
   Convertible Securities.......................................................................................           S-26
   Exchange-Traded Funds........................................................................................           S-26
   Foreign Securities...........................................................................................           S-26
   Foreign Currencies...........................................................................................           S-26
   U.S. Dollar Obligations of Foreign Branches of U.S. Banks....................................................           S-27
   Brady Bonds..................................................................................................           S-27
   Emerging Market Securities...................................................................................           S-27
   Zero Coupon Bonds............................................................................................           S-27
   Stripped Mortgage-Backed Securities..........................................................................           S-28
   Warrants.....................................................................................................           S-28
   Dollar Roll Transactions.....................................................................................           S-28
   Swap Transactions............................................................................................           S-28
   Currency and Asset Swaps.....................................................................................           S-29
   Moody's Commercial Paper Ratings.............................................................................           S-29
   Standard & Poor's - Bond Ratings.............................................................................           S-29
   Standard & Poor's Commercial Paper Ratings...................................................................           S-30
   Fitch Ratings ...............................................................................................           S-30
Portfolio Turnover .............................................................................................           S-31
Disclosure of Portfolio Holdings................................................................................           S-31
Federal Tax Matters.............................................................................................           S-32
Investment Advisory and Other Services..........................................................................           S-32
   Investment Adviser and Sub-Advisers..........................................................................           S-32
   Portfolio Managers...........................................................................................           S-35
   Principal Underwriter........................................................................................           S-35


                                      S-2

   Independent Registered Public Accounting Firm................................................................           S-35
   Custodians...................................................................................................           S-35
   Payment of Expenses..........................................................................................           S-35
   Affiliates of the Fund, Investment Adviser, and Principal Underwriter........................................           S-35
Portfolio Transactions and Brokerage Allocations................................................................           S-35
Management of the Fund..........................................................................................           S-37
Capital Stock...................................................................................................           S-39
Control Persons and Principal Holders of Securities ............................................................           S-40
Offering and Redemption of Shares...............................................................................           S-40
Determination of Net Asset Value................................................................................           S-41
Additional Information..........................................................................................           S-42
   Reports......................................................................................................           S-42
   Name and Service Mark........................................................................................           S-42
Financial Statements............................................................................................           S-42
Proxy Voting Policies and Procedures............................................................................      Exhibit A

                                BUSINESS HISTORY

      Jefferson Pilot Variable Fund, Inc., (the "Fund") is an open-end, diversified management investment company established by Jefferson Pilot Financial Insurance Company ("JPF"), to provide for the investment of assets of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life Insurance Company ("Jefferson Pilot") and Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") or their affiliated insurance companies. Jefferson Pilot Financial was purchased by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Jefferson Pilot Financial, its successors or assigns, and to other insurance companies with which Jefferson Pilot Financial is affiliated or unaffiliated, and may add or delete Portfolios.

                             INVESTMENT RESTRICTIONS

      The investment objectives of each Portfolio as described in the prospectus may be changed only with the approval of the stockholders of each Portfolio affected by the change. Each of the following investment restrictions are fundamental policies of the Money Market Portfolio and may not be changed without approval of a majority of the outstanding shares of the Money Market Portfolio. Investment restrictions 2, 3, 5, 6, 8-10, 12 and 17 are fundamental policies for the Growth, Small-Cap Value, Mid-Cap Growth, Mid-Cap Value, and S&P 500 Index Portfolios. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Value, World Growth Stock, High Yield Bond, Small Company, Capital Growth, Strategic Growth and Balanced Portfolios. Investment restrictions 2, 3, 5, 8-10, 12 and 17 are fundamental restrictions of the International Equity Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. Investment policies deemed not fundamental may be changed by the Fund's Board of Directors without the approval of the stockholders of the Portfolio affected by the change. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:

1. Invest more than 10%, or in the case of Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio and the Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio and the Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Value Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange and the S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures and Global Hard Assets may enter into financial and commodity futures, forward and options contract thereon, if, immediately thereafter for that Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Except the Growth Portfolio may engage in futures or options transactions which are permissible pursuant to Rule 4.5 under the Commodity Exchange Act, provided, however, that the Portfolio may use futures and options on futures (within the meaning of the Commodity Exchange Act), provided that the initial margin and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the Commodity
      Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, (i) the aggregate value of securities underlying call options on securities written by the Growth Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed

      50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
      (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, and except that the Strategic Growth Portfolio may invest in the T. Rowe
      Price Reserve Investment Funds, Inc. pursuant to an order issued by the Securities and Exchange Commission to T. Rowe Price providing an exemption from sections 12, 17 and Rule 2a-7 of the 1940 Act.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Fund (except the Money Market Portfolio) may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value), and further provided that the International Equity Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3 of the Portfolio's assets would be lent to other persons.

6. Except with respect to the International Equity Portfolio, make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

      As a matter of operating policy, the Fund, except the International Equity Portfolio, considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

7. Except with respect to the International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Value Portfolio, Capital Growth Portfolio, Balanced Portfolio, Strategic Growth Portfolio, Small Company Portfolio and High Yield Bond Portfolio invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Strategic Growth Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The Strategic Growth Portfolio, High Yield Bond Portfolio, S&P 500 Index Portfolio and Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. This restriction will not prevent the Growth Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio or Strategic Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards the Strategic Growth Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13 shall not involve the issuance of senior securities.

11.   Sell securities short.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the Balanced Portfolio, Growth Portfolio, Small Company Portfolio and the Strategic Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.

13. Except for the Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small Company Portfolio and Strategic Growth Portfolio invest in or write puts, calls, straddles, or spreads (except that the Small Company Portfolio may not write puts). However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Strategic Growth or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.) Provided that the International
      Equity Portfolio and the High Yield Bond Portfolio may write covered calls or put options with respect to 25% of their assets at any time and may invest more that 25% of the value of their net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value or premiums paid on all options held by either the International Equity Portfolio or the High Yield Bond Portfolio may not exceed 20% of the Portfolio's total net assets.

14. Except for the Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the S&P 500 Index Portfolio, and the Growth Portfolio, enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company ("JPF"); The Chubb Corporation; or a subsidiary of either of such corporations.

15. Except for the Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the S&P 500 Index Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16. Except for the Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio in securities of any one industry, provided that there is no limitation on the S&P 500 Index Portfolio with respect to investments in any industry which the S&P 500 Index becomes concentrated to approximately the same degree during the same period. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Except for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Mid-Cap Value, S&P 500 Index, Small-Cap Value, Value, International Equity, Balanced, and High Yield Bond Portfolios, invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Strategic Growth Portfolio, International Equity Portfolio, Growth Portfolio, and High Yield Bond Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system. Provided, however that the International Equity Portfolio may not invest in foreign issuers unless, after such investment, issuers in at least three different countries are represented in the Portfolio's holdings. The International Equity Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. The International Equity Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

                         SECONDARY INVESTMENT STRATEGIES

      All Portfolios (except the International Equity Portfolio) will be diversified as defined under the Investment Company Act of 1940. Please see the prospectus to learn about the principal investment strategies for each Portfolio.

World Growth Stock Portfolio

      The Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Adviser, such investment is considered appropriate under the circumstances.

      Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high grade commercial paper. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods.

      The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so.

International Equity Portfolio

      The equity and equity-related securities in which the International Equity Portfolio will invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Sub-Adviser believes offer the potential for long-term capital appreciation. The Portfolio may also invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs, or other similar instruments representing securities of foreign issuers.

      The Portfolio will invest in a minimum of three different countries at all times. The Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the US, France, Canada, and Australia. The Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

      The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio will not purchase and sell foreign currencies for speculative purposes. The Portfolio may enter into forward foreign currency contracts and foreign currency futures contracts for hedging purposes only. This includes entering into forward currency contracts and foreign currency futures contracts as an anticipatory hedge.

      The Portfolio's investments may include U.S. Government securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of the Sub-Adviser, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Portfolio will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Portfolio may invest will be rated BBB or higher by S&P or Baa or higher by Moody's or if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Portfolio will limit its investment in corporate debt obligations to less than 35% of its total assets. See "Description of Investment Ratings" for a description of the ratings assigned by Standard & Poor's and Moody's.

      The Portfolio may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and

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other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime 1 or Prime 2 by Moody's or A-1 or A-2 by Standard & Poor's. The Portfolio may also invest cash held for such purposes in short-term, high grade foreign debt securities. The Portfolio may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

      Notwithstanding the Portfolio's investment objective of long-term capital appreciation through investments in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Portfolio may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Portfolio may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the Sub-Adviser believes there to be extraordinary risk in being substantially invested in such markets.

Money Market Portfolio

      The Portfolio invests in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations (5) U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations.

      The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

      The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks.

      The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios.

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                                      S-9

High Yield Bond Portfolio

      The debt securities in which the High Yield Bond Portfolio may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Portfolio also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs, EDRs and GDRs. The Sub-Adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below.


      The High Yield Bond Portfolio may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, Brady Bonds, interest rate swaps, currency swaps, other types of available swap agreements, covered mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities.


      The Portfolio may invest in futures contracts for hedging purposes only. The Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets.

      When and if available, fixed-income securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income or capital appreciation.

      Securities offering the high current income sought by the High Yield Bond Portfolio are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Portfolio may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Portfolio.

      While the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolio's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the portfolio securities of the Portfolio increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio.

      The Portfolio seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Sub-Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Portfolio may be decreased or its potential capital loss may be increased.

      The High Yield securities in which the High Yield Bond Portfolio may invest may be rated below investment grade by Standard & Poor's or by Moody's (i.e., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The High Yield Bond Portfolio may invest 100% of its net assets in lower rated corporate debt obligations. Securities rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such securities will entail greater speculative risks than those associated with investment-grade securities (i.e., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that securities rated BB or below by Standard and Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk" or "junk bonds." No minimum rating standard is required for a purchase of securities by the High Yield Bond, Value or Growth Portfolios.

      An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specified adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

      Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in a Portfolio's net asset value.

      Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Sub-Advisers will attempt to reduce these risks through diversification of these Portfolios' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Small Company Portfolio

      The Small Company Portfolio may invest up to 20% of its gross assets in debt securities, including U.S. Government Obligations and corporate debt securities. No more than 5% of the Portfolio's gross assets may be invested in debt securities which are not investment grade quality. Non-investment grade debt securities may be considered to have speculative characteristics. In the event that the rating of an investment grade debt security held by the Portfolio falls below investment grade, the Portfolio may continue to hold such security if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances and is consistent with the Portfolio's investment objective and policies.

      The Small Company Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

      The Small Company Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

      The Small Company Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      Issuers of small company securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges and are traded primarily in the over-the-counter market (though they may be listed for trading on the New York or American Stock Exchange). Because issuers of small company securities tend to be smaller or less well established companies, they may have limited product lines, market share or financial resources. While small-cap company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small-cap company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.

Growth Portfolio

      The Portfolio invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Portfolio's Sub-Adviser, believes have above-average growth prospects. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitation in cash and short-term fixed-income securities.

      The Growth Portfolio may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. When Strong determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitations in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's).

      The Growth Portfolio may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

       The Portfolio may write put and call options. This means that the Portfolio sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Portfolio at a predetermined price in the future. When the Portfolio writes put or call options it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the portfolio manager to predict movements of the price of the hedged stock. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Portfolio.


      The Portfolio may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Portfolio may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interests payable in kind, foreign government securities and the securities of unsecured issuers. The Portfolio may also purchase the securities of other investment companies and small capitalization companies. The Growth Portfolio may invest up to 15% of its assets in illiquid securities.

S&P Index 500 Portfolio

      Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

      The S&P 500 Index Portfolio seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the Portfolio's Sub-Adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the Portfolio. Including a security among the Portfolio's holdings implies no opinion as to its attractiveness as an investment.

       The S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver
(and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidiation of an unfavorable position.

      The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Portfolio (formerly, Growth and Income Portfolio)

      The Value Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends.

      The Value Portfolio may also invest without limit for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

      The Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Credit Suisse, invest in and hold up to 20% of the Portfolio's total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments.

      The Value Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Value Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      The prices of the securities purchased for the Value Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Value Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

      Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio's cash position may increase when the Sub-Adviser is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in bonds that are below investment grade (bonds rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

      Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date).

      The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information.

      The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

      The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Adviser's projection of future exchange rates is inaccurate.

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Balanced Portfolio

      The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income securities including short-term securities. The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers (and in Depository Receipts) limited to 15% of the Portfolio's total assets.

      In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks. The Portfolio's cash position may increase when Wellington Management is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

      The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Investment in foreign securities and ADRs involve special considerations and risks.

Strategic Growth Portfolio (formerly, Emerging Growth Portfolio)

      While the Portfolio will invest primarily in common stocks, the Portfolio may also invest in foreign stocks, futures and options, in keeping with its investment objective.

      The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency. The Portfolio may invest up to 25% of its total assets in foreign securities which may be traded on foreign exchanges. The Portfolio may hold cash equivalents including shares of the T. Rowe Price Reserve Investment Funds, Inc. or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

      The Portfolio may invest up to 5% of its assets in below investment grade fixed income securities or comparable unrated securities. Investments in below investment grade fixed income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured.

      The Portfolio may also invest in fixed income securities rated Baa (Moody's) or BBB (S&P), or better, and comparable unrated securities. Securities rated Baa or BBB, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

      The Portfolio may invest in corporate asset-backed securities. The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis. The Portfolio may also invest a portion of its assets in "loan participations".

      While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever T. Rowe Price, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

      During periods of unusual market conditions when T. Rowe Price, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, shares of the T. Rowe Price Reserve Investment Funds, Inc. obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Small-Cap Value Portfolio

The Small-Cap Value intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

The Small-Cap Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

The Small-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalization's, stocks of small-cap companies may have:

         o more price volatility
         o greater spreads between their bid and ask prices
         o significantly lower trading volumes
         o cyclical, static or moderate growth prospects

Small-cap companies may be more vulnerable to adverse business or market developments than large-cap companies.

The principal risk of investing in value stocks is that they may never reach what the Subadviser believes is their full value or that they may even decline in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Mid-Cap Growth Portfolio

The Midcap Growth Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner Investment Partners believes have strong earnings growth potential. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index (the "Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. Turner believes active trading can help capitalize on market volatility to enhance a portfolio's returns.

Technical analysis is used to evaluate trends in trading volume and price patterns for individual stocks. This helps our investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause us to focus on fundamentals.

A stock becomes a sell candidate if deterioration is detected in the company's earnings growth prospects, or if there is a stock believed to have greater long-term appreciation potential. Primary sell indicators arise from application of the Subadviser's disciplined investment process. Portfolio manager/analysts review the three elements of our process to identify a deteriorating earnings situation. A poor ranking from Turner's proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock can cause a stock to become a candidate for sale. In addition, application of Turner's portfolio construction parameters may position certain securities as candidates for sale. Turner generally attempts to trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies. Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

Mid-Cap Value Portfolio

The Mid-Cap Value Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. While the Portfolio intends to focus on U.S. companies, the Portfolio may also invest up to 20% of its net assets in securities of foreign issuers.

The Portfolio's investment strategy favors equity securities of midsize companies that exhibit value characteristics. The portfolio manager focuses on companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach.

Midsize companies are generally established companies that may not be well-known "household" names. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Mid-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The Mid-Cap Value Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

                       DESCRIPTION OF CERTAIN INVESTMENTS

      The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

      All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

      The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

      All of the Portfolios, may invest in repurchase agreements.

      All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

      Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreeement. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities.
The seller must provide additional collateral if at any time the market value of the obligation falls below the repurchase price. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Commercial Paper

      All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio and the Small Company Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Value Portfolio, the Capital Growth Portfolio, and the Growth Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate, except that the Capital Growth Portfolio may invest up to 5% of its assets in debt securities that are below investment-grade.

Loan Participations and Other Direct Indebtedness

      The Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

      The Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Corporate Asset-Backed Securities

      The Growth Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio and the Strategic Growth Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The International Equity Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, the Value Portfolio, and the Strategic Growth Portfolio may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property.

      Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments and its ability to reinvest the returns or principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in mortgage-backed securities, the values of its securities will vary with changes in market interest rates generally and the differentials in yields among various U.S. Government Securities and other mortgage-backed securities.

Lending of Securities

      The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will be made only to approved financial institutions, and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice. During the existence of a loan, the Portfolios would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Portfolios would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, loans will be made only to firms deemed to be of good standing. The value of the securities loaned will not exceed 33 1/3% (30% limit for the Strategic Growth Portfolio) of the value of any Portfolio's total assets. The Portfolios may pay reasonable administrative and custody fees in connection with loans of securities and may pay a portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Forward Commitments

      The Portfolios except the Money Market Portfolio may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis. Each Portfolio using forward commitments will maintain with its custodian in a segregated account liquid assets equal in value to its total commitments for forward commitment securities.

Forward Foreign Currency Exchange Contracts

      The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated or exposed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency, or a proxy currency whose performance is expected to correlate to the currency.

      The Portfolios may enter into forward currency contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in or exposed to the currency and (ii) the Portfolios maintain with their custodian liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

      The Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

      In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      Further, the Portfolios may not always be able to enter into a forward currency contract when the Sub-Adviser deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Depository Receipts

      The World Growth Portfolio, the International Equity Portfolio, the Growth Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio and the Strategic Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities.

      Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the securities. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

      Depository Receipts also involve the risks of other investment in foreign securities; for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

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Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 33 Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restriction above.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4(2) of the 33 Act) that the Board of Directors or the sub-advisers have determined to be liquid will be treated as such.

Securities and Index Options

All of the Portfolios, except the Money Market Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, and the Strategic Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio and the Mid-Cap Value Portfolio may purchase put and call options for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

      Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

      A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

      Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

      Options Risks. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

      The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

      The Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Growth Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may purchase or sell futures contracts and related options.

      In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Porfolios will use futures and options on futures for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that a Portfolio may use futures and options on futures for non-hedging purposes so long as the aggregate initial margins and premiums involved do not exceed 5% of the liquidation value of the Portfolio's assets.

      Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

      Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

      The Portfolios, by hedging through the use of futures on debt securities, seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the

Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

      The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Options on Futures. The Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Value Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio, and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market. When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

      Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

      While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

       Risks of Futures and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

      The successful use of futures contracts and related options also depends on the ability of the Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

      Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Options on Foreign Currencies

      The Capital Growth, Balanced, High Yield Bond, International Equity and Strategic Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.

      In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth, Balanced, Global Hard Assets Portfolio, High Yield Bond, International Equity and the Strategic Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Capital Growth, Balanced, Growth, International Equity, High Yield Bond, and Strategic Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

      Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

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Limitations on Purchase and Sale of Futures Contracts and Options on Futures
Contracts

      The Portfolios, except the Growth Portfolio and S&P 500 Index Portfolio will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Growth and S&P 500 Portfolios may not purchase or sell futures contracts or related options for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.

High Yield Bonds

      The medium and lower quality debt securities in which the Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Adviser to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.

Description of Investment Ratings

Moody's - Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Governmental Securities

      U.S. Governmental Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority grated by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Governmental National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either (i) backed by the full faith and by conversion of fixed income securities or by the exercise of related warrants.

Convertible Securities

      All Funds except the Money Market Portfolio may invest in convertible securities, Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

Exchange-Traded Funds

      All Portfolios may invest in Exchange-Traded Funds (ETFs). ETFs represent shares of ownership in mutual funds, unit investment trusts (UIT), or depository receipts that hold portfolios of common stocks that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (NAV). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end 4mutual funds and UITs, which issue redeemable shares, and of closed-end mutual finds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

      Typically, a Portfolio would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Portfolio's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Restrictions".

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities

      The World Growth Stock Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Value Portfolio, the Capital Growth Portfolio, the Small Company Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities.

      Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Advisers, under the supervision of Jefferson Pilot Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

      Additional risks of foreign investments include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. There may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.

      Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

Foreign Currencies

      As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

      In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

      While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

      Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio, the Balanced Portfolio and the Strategic Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies.

U.S. Dollar Obligations of Foreign Branches of U.S. Banks

      The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Brady Bonds

      Certain of the Portfolios consistent with their objectives and policies may invest in Brady Bonds, which are securities created through exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructuring have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. Dollar) and are actively traded in the over-the-counter markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds, or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to the commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Emerging Market Securities

      Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Adviser to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. Emerging markets are generally viewed as countries in the initial stages of their industrialization cycles with low per capita income. The Sub-Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      All of the risks of investing in foreign securities are heightened when investing in emerging market countries. The markets of emerging market countries have been more volatile than the markets of more developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets with significantly greater risks to investors.

Zero Coupon Bonds

      The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Stripped Mortgage-Backed Securities

      Certain of the Portfolios may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies and instrumentalities of the United States Government or by private originators of or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" Class) and the other class will receive all of the principal (the principal only of "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayment of principal, the Portfolios may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet fully developed, although the securities are traded among institutional investors and investment banking firms.

Warrants

      All of the Portfolios except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Dollar Roll Transactions

      All Portfolios except the Money Market Portfolio and the International Equity Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Portfolio will only enter into covered rolls. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Portfolio contracts to replace substantially similar securities on a future date fails to deliver such securities, the Portfolio may not be able to obtain such securities at the prices specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Swap Transactions

      The High Yield Bond Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

      By entering into swap transactions, a Portfolio may be able to protect the value of a portion of its securities against declines in market values. A Portfolio may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Portfolio may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Portfolio. However, there can be no assurance that the return a Portfolio receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

      While a Portfolio will only enter into swap transactions with counterparties it considers creditworthy (and will monitor creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Portfolio would be limited to contractual remedies under the swap agreement. There can be no assurance that a Portfolio will succeed when pursuing its contractual remedies. To minimize a Portfolio's exposure in the event of a default, the Portfolio will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Portfolio enters into swap transactions on a net basis, the net amount of the

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excess, if any, of the Portfolio's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Portfolio's custodian. To the extent a Portfolio enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Portfolio's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

      Interest Rate Swaps. The High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio and Capital Growth Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisors believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat than as being subjected to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) or liquid equity securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Currency and Asset Swaps

      Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Portfolio may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

      D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

      A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

      A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

      SP-2-A satisfactory capacity to pay principal and interest.

      SP-3-A speculative capacity to pay principal and interest.

      Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

Fitch Ratings

Investment Grade

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

PORTFOLIO TURNOVER

      Portfolio turnover measures purchases and sales vs. average portfolio value for the applicable time period. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average market value of portfolio investments, excluding any government and short-term investments with a year or less until maturity at the date of acquisition.

      Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

      In 2004, the portfolio turnover of the Capital Growth Portfolio increased from 48.34% to 162.87%. In 2004, the portfolio turnover of the Balanced Portfolio increased from 75.16% to 112.30%. These increases were due to a change in sub-adviser which became effective on May 1, 2004. The Capital Growth Portfolio anticipates that the high turnover will continue in coming years, while the Balanced Portfolio does not expect there to be high turnover on a going forward basis. In 2004, the portfolio turnover of the Strategic Growth Portfolio declined from 104.75% to 37.10%. This variation in turnover was due to a change in sub-advisers which became effective on May 1, 2003.

Disclosure of Portfolio Holdings

Nonpublic Portfolio holdings of the Fund will only be disclosed to third parties, including the Fund's service providers, when the Fund has a legitimate business purpose for such disclosure. "Nonpublic portfolio holdings" means holdings which have not first been made public by either (1) making a filing with the SEC which is required to include portfolio holdings information, such as the semi-annual filings on Form N-CSR and the required filings on Form N-Q, or (2) making the portfolio holdings available on its website in the manner specified in the Fund's prospectus at least one day prior to disclosing the information to a third party. Nonpublic Portfolio holdings will only be disclosed as frequently as necessary and appropriate to serve such legitimate business purpose. Any third party to which the Fund or Investment Adviser discloses the Fund's Nonpublic Portfolio holdings shall agree to keep such information confidential and shall use such information only in furtherance of providing its services to the Fund. In addition, any third party to which the Fund or Investment Adviser discloses the Fund's Nonpublic Portfolio holdings shall agree not to trade for its own account or for the account of anyone other than the relevant Portfolio based on such information.

The Fund, Investment Adviser, and affiliates of either, will not receive compensation directly attributed to disclosure of Nonpublic Portfolio holdings. The Fund and Investment Adviser do have ongoing arrangements to disclose Nonpublic Portfolio holdings information to the Fund's custodian (Citibank N.A.), independent registered public accounting firm (Ernst & Young
LLP) and pricing services (FT Interactive Data Corp.; Bridge Information Systems America, Inc.). No compensation or other consideration is paid directly in connection with such arrangements. The President, Treasurer, and Assistant Treasurer of the Fund may authorize disclosure of the Fund's Nonpublic Portfolio holdings on such terms and conditions, consistent with the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, as they shall agree. As part of its review of the Fund's compliance program, the Board of Directors will assess the Fund's portfolio holdings disclosure policy, including any conflicts of interest between the Fund's shareholders and the Investment Adviser, Principal Underwriter or affiliates of either.

FEDERAL TAX MATTERS

      The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). If the Fund fails to qualify under Subchapter M income and gains realized by the Fund would be subject to "double taxation" (i.e. taxation at both the Fund and shareholder level).

      In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

      A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

      The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

      In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

      The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Global Hard Assets Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

      The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

      The Fund has entered into an Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"). Under the Agreement, Jefferson Pilot Investment Advisory is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund, subject to control and review by the Fund's Board of Directors.

      Jefferson Pilot Investment Advisory, has entered into Investment Sub-Advisory Agreements for all Portfolios. Under the Agreements, the Sub-Advisers have day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the Fund's Board of Directors and Jefferson Pilot Investment Advisory. Jefferson Pilot Investment Advisory has executed Sub-Advisory Agreements with Templeton Investment Counsel, LLC ("Templeton"), Mellon Capital Management Corporation ("Mellon Capital"), Lord, Abbett & Co. LLC ("Lord Abbett"), Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), Turner Investment Partners, Inc. ("Turner"), Wellington Management Company, LLP ("Wellington Management"), Credit Suisse Asset Management, LLC ("Credit Suisse"), T. Rowe Price Associates, Inc.
("T. Rowe Price"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Advisers") with regard to the World Growth Stock; S&P 500 Index; Small Company; Small-Cap Value; Mid-Cap Growth & Growth (Turner); Mid-Cap Value, Balanced, and Capital Growth (Wellington Management); Value; Strategic Growth Portfolio; International Equity; Money Market and High Yield Bond Portfolios, respectively.

      Pursuant to Section 15 of the 40 Act, each advisory and subadvisory agreement has been approved by the Fund's Board of Directors, including a majority of the Board's independent directors. In considering the approval of such agreements and the renewal thereof, the Board considers such information as may be reasonably necessary to evaluate the terms of such contracts, including the advisor's personnel and methods of analysis, investment performance, terms of the agreement, compensation to the advisor or subadvisor and an analysis of profitability with respect to the Fund, financial condition and stability of the advisor or subadvisor, brokerage and portfolio transactions, overall expenses and expense ratios, and sales and redemptions.

      Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Jefferson Pilot Investment Advisory, each Sub-Adviser, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and (3) at the same average price for each similarly situated client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Jefferson Pilot Investment Advisory, each Sub-Adviser, and each of their affiliates not to favor any one account over the other.

      For providing investment advisory and management services to the Fund, Jefferson Pilot Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Adviser, with monthly compensation, as an annual percentage of the average daily net asset value of the Portfolio managed as set forth in the table below:

                                   SUB-ADVISER

AVERAGE
DAILY NET ASSETS                  Growth             Money Market          Balanced
----------------                  ------             ------------        -------------
First $25 Million                  .50%                  .30%                .45%
Next $25 Million                   .40%                  .30%                .45%
Next $50 Million                   .40%                  .25%                .45%
Next $50 Million                   .40%                  .25%                .35%
Next $50 Million                   .375%                 .25%                .35%
Next $50 Million                   .375%                 .25%                .30%
Over $250 Million                  .35%                  .20%                .30%


NET ASSETS                       High Yield              Strategic Growth       S&P 500*           World Growth      Small Company
------------                   ---------------           ----------------       --------           ------------      -------------
First $100 Million                .40%                      .40%                .05%                 .50%             .50%
Next $100 Million                .375%                      .40%                .05%                 .50%             .50%
Next $50 Million                 .375%                      .40%                .05%                 .425%            .45%
Next $250 Million                .375%                      .375%               .05%                 .425%            .45%
Next $500 Million                 .35%                      .35%                .025%                .40%             .425%
Over $1 Billion                   .35%                      .35%                .01%                 .40%             .40%

NET ASSETS                        Value               International Equity       Mid-Cap Value**     Mid-Cap Growth   Capital Growth
------------                  -----------------      ----------------------     ----------------   ------------------ --------------

First $25 Million                 .50%                      .50%                   .75%                 .60%          .45%
Next $25 Million                  .50%                      .50%                   .65%                 .55%          .45%
Next $25 Million                  .50%                      .50%                   .55%                 .55%          .45%
Next $25 Million                  .45%                      .50%                   .55%                 .50%          .45%
Next $50 Million                  .45%                      .50%                   .45%                 .50%          .40%
Over $150 Million                 .40%                      .50%                   .45%                 .45%          .40%

NET ASSETS                   Small-Cap Value
-----------                  ---------------

First $40 Million                 1.00%
Next $20 Million                   .75%
Over $60 Million                   .50%

* Pursuant to its Sub-Advisory Agreement with Mellon Capital Management Corporation, Jefferson Pilot Investment Advisory is committed to pay Mellon Capital a minimum annual fee of $100,000.

** Pursuant to its Sub-Advisory Agreement with Wellington Management Company,
   LLP, Jefferson Pilot Investment Advisory is committed to pay Wellington Management a minimum annual fee of $150,000.

      For the year ended December 31, 2004, the Fund paid $1,405,032, $273,258, $704,295, $536,605, $606,807, $198,230, $425,839, $497,048,
$633,079, $355,019, $870,086, $165,525, $484,625, and $303,942 to Jefferson
Pilot Investment Advisory for the Capital Growth, Growth, Strategic Growth, S&P 500, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios.

      For the year ended December 31, 2003, the Fund paid $269,363, $448,046, $151,952, $635,114, $307,907, $1,448,910, $437,533, $545,532, $272,010,
$440,624, $737,792, $153,392, $486,698 and $362,078 to Jefferson Pilot
Investment Advisory for the Growth, Small Company, Mid-Cap Growth, Strategic Growth, Mid-Cap Value, Capital Growth, Small-Cap Value, Value, International Equity, S&P 500, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios. For the year ended December 31, 2002 the Fund paid $301,996, $749,367, $110,944, $1,766,921, $488,631, $277,418, $422,685,
$303,480, $626,498, $287,591, $817,308, $483,665, $112,579, $371,112, $9,361
to Jefferson Pilot Investment Advisory for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Small Company, Mid-Cap Value, S&P 500, Small-Cap Value, Value, International Equity, World Growth Stock, Balanced, High Yield Bond, Money Market and Global Hard Asset Portfolios.

      For providing subadvisory services to the Portfolios, Jefferson Pilot Investment Advisory paid: to Templeton for the World Growth Stock Portfolio, $580,058 in 2004, $491,861 in 2003, and $544,872 in 2002; to MFS for the
Money Market Portfolio, $182,365 in 2004, $217,247 in 2003, and $222,667 in
2002; to Lord Abbett for the Small Company Portfolio, $331,365 in 2004, $298,697 in 2003, and $325,754 in 2002; to Credit Suisse for the Value Portfolio, $404,538 in 2004, $363,688 in 2003, and $417,665 in 2002; to Janus
for the Capital Growth Portfolio, $335,633 in 2004, $924,318 in 2003, and $1,149,298 in 2002; to Janus for the Balanced Portfolio, $132,425 in 2004, $356,911 in 2003, and $354,687 in 2002; to MFS for the Strategic Growth Portfolio, $95,820 in 2003, $374,683 in 2002; to Lombard Odier for the International Equity Portfolio, $39,489 in 2003, and $143,795 in 2002; to Strong for the Growth Portfolio, $78,551 in 2004, $204,575 in 2003, and $226,330 in 2002; to MFS for the High Yield Bond Portfolio, $88,297 in 2004, $81,809 in 2003, and $60,042 in 2002; to Turner for the Mid-Cap Growth Portfolio, $132,149 in 2004, $101,301 in 2003, and $73,962 in 2002; to
Wellington Managment for the Mid-Cap Value Portfolio, $288,615 in 2004, $215,271 in 2003, and $195,819 in 2002; to Dalton Griener for the Small-Cap Value, $465,238 in 2004, $334,003 in 2003, and $233,446 in 2002; to Barclays
for the S&P 500 Index Portfolio, $86,741 in 2003, and $88,059 in 2002; to Van Eck for the Global Hard Assets $6,240 in 2002; to T. Rowe Price for the Strategic Growth Portfolio, $352,148 in 2004, and $221,736 in 2003; to Marsico for the International Equity Portfolio, $177,510 in 2004, and $96,515 in 2003; to Wellington Management for the Capital Growth, $516,011 in 2004; to Turner for the Growth, $120,009 in 2004; to Wellington Management for the Balanced, $210,493 in 2004; and to Mellon for the S&P 500 Index Portfolio, $138,419 in 2004, and $5,455 in 2003.

      The Investment Sub-Advisory Agreements also obligate Jefferson Pilot Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Advisers.

PORTFOLIO MANAGERS

      The information below provides disclosure regarding other accounts for which the Fund's Portfolio Managers are primarily responsible for the day-to-day portfolio management. We have also included disclosure regarding the structure of, and the method used to determine, the compensation of the Fund's Portfolio Managers. The data below is approximate, and unless otherwise provided the information is as of December 31, 2004.

      T. ROWE PRICE ASSOCIATES

         Robert W. Smith is Chairman of the Investment Advisory Committee and is primarily responsible for the day-to-day management of the STRATEGIC GROWTH PORTFOLIO. Other accounts managed by Mr. Smith are as follows:

                                                 NUMBER OF      TOTAL
                                                 ACCOUNTS       ASSETS
                                                 ---------     --------
      -  registered investment companies           11          $  11.6B
      -  other pooled investment vehicles           3          $    93B
      -  other accounts                             4          $ 235.4B

         As of December 31, 2004, Bob Smith did not manage any accounts for which the advisory fee is based on performance.

         T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other accounts named above. Total assets are based on T. Rowe Price internal records as of December 31, 2004. The information above does not include any of the funds for which T. Rowe Price serves as subadviser for Jefferson Pilot. The assets have not yet been reconciled, and therefore, are subject to change.

         Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on various factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring T. Rowe's younger analysts, and being good corporate citizens are important components of T. Rowe's long term success and are highly valued.

         All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

         As of December 31, 2004, Bob Smith did not beneficially own any securities in the Fund.

         CREDIT SUISSE ASSET MANAGEMENT (CSAM)

         The Credit Suisse Value Team is responsible for the day-to-day management of the VALUE PORTFOLIO. The key members of the team are Stephen J. Kaszynski and Robert E. Rescoe. Other accounts managed by Mr. Kaszynski are as follows:

                                               NUMBER OF      TOTAL
                                               ACCOUNTS       ASSETS
                                               ---------     ---------
         -  registered investment companies        6         $ 849.9M
         -  other pooled investment vehicles       1         $  73.3M
         -  other accounts                        12         $ 551.9M

         Other accounts managed by Mr. Rescoe are as follows:

                                               NUMBER OF        TOTAL
                                               ACCOUNTS        ASSETS
                                               ---------      ---------
         -  registered investment companies       6           $ 849.9M
         -  other pooled investment vehicles      1           $  87.6M
         -  other accounts                        0               N/A

         As of December 31, 2004, Mr. Kaszynski and Mr. Rescoe did not manage any accounts for which the advisory fee is based on performance.

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. CSAM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

         If CSAM believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSAM may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event CSAM aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSAM's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSAM's affiliates and accounts in which CSAM's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

         CSAM's compensation to the portfolio managers of the Fund includes both a base salary component and bonus component. Part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which a portfolio manager is responsible. CSAM considers both the short-term (generally 1 year) and long-term performance (generally 3 years) of a portfolio manager's product responsibilities relative to Lipper Large Cap Value or Lipper Small Cap Value peer group and Russell 1000 Value Index or Russell 2000 Value Index, as applicable. A portion of the bonus may be paid in Credit Suisse Group stock as deferred compensation. Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.

         As of December 31, 2004, neither Mr. Kaszysnki nor Mr. Rescoe beneficially owned any securities in the Fund.

         MELLON CAPITAL MANAGEMENT

         Mellon employs a team that is primarily responsible for the day-to-day management of the S&P 500 INDEX PORTFOLIO. The key members of the team are Susan M. Ellison, Richard A. Brown and Karen Q. Wong. Other accounts managed by the team members are as follows:

                                                NUMBER OF     TOTAL
                                                ACCOUNTS     ASSETS
                                                ---------   --------
         -  registered investment companies        5        $   1.3B
         -  other pooled investment vehicles      28        $  25.7B
         -  other accounts                        35        $  22.4B

         As of December 31, 2004, Susan Ellison, Richard Brown, and Karen Wong did not manage any accounts for which the advisory fee is based on performance.

         As of January 2005, a Mellon Capital Management Corporation's ("Mellon Capital's") portfolio managers responsible for passively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

         Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

         A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

         A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

         Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

         As of December 31, 2004, Ms. Ellison, Mr. Brown and Ms. Wong did not beneficially own any securities in the Fund.

         MARSICO CAPITAL MANAGEMENT

         James G. Gendelman is responsible for the day-to-day management of the INTERNATIONAL EQUITY PORTFOLIO. Other accounts managed by Mr. Gendelman are as follows:

                                                 NUMBER OF      TOTAL
                                                 ACCOUNTS       ASSETS
                                                 ---------     ---------
         -  registered investment companies        11            $   2.5B
         -  other pooled investment vehicles        0                N/A
         -  other accounts                          2            $ 144.3M

         As of December 31, 2004, Mr. Gendelman did not manage any accounts for which the advisory fee is based on performance.

         Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Jefferson Pilot International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.

         Conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly advantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM. Although MCM references applicable market performance indices (e.g., MSCI EAFE Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

         As of December 31, 2004, Mr. Gendelman did not beneficially own any securities in the Fund.

         WELLINGTON MANAGEMENT COMPANY

         James N. Mordy is primarily responsible for the day-to-day management of the MID-CAP VALUE PORTFOLIO. Andrew J. Schilling and John A. Boselli are primarily responsible for the day-to-day management of the Capital Growth Portfolio. Edward P. Bousa and Joseph F. Marvan are primarily responsible for the day-to-day management of the Balanced Portfolio.

         Other accounts managed by Mr. Mordy are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           7       $2.43B        0              N/A
         -  other pooled investment vehicles          3       $  64M        0              N/A
         -  other accounts                           36       $ 1.6B        2           $86.4M

         Other accounts managed by Mr. Schilling are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           8       $2.38B        0              N/A
         -  other pooled investment vehicles          7       $ 438M        0              N/A
         -  other accounts                           44       $4.64B        1            $477M

         Other accounts managed by Mr. Boselli are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           8       $2.38B        0              N/A
         -  other pooled investment vehicles          7       $ 438M        0              N/A
         -  other accounts                           29       $4.64B        1            $477M

         Other accounts managed by Mr. Bousa are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           5       $ 32B         2            $22.9B
         -  other pooled investment vehicles          3       $216M         0               N/A
         -  other accounts                           19       $  1B         0               N/A

         Other accounts managed by Mr. Marvan are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           0         N/A         0             N/A
         -  other pooled investment vehicles          3       $128.6M       0             N/A
         -  other accounts                           18       $  2.9B       0             N/A

         Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Portfolio's portfolio manager listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios ("Portfolio Managers") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the relevant Portfolio. The Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Portfolio to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's overall book of business.

         Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the period ended December 31, 2004. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Portfolio Managers are determined by the Portfolio Manager's experience and performance in their respective roles. Base salaries are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. Each equity Portfolio Manager's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures
         (although the benchmarks may differ) to other portfolios managed by the equity Portfolio Managers, including portfolios with performance fees. Fixed income Portfolio Managers' incentive on the relevant Portfolio is based solely on the revenues earned by Wellington Management and has no additional performance related compensation component. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is eligible to participate in a supplemental retirement plan as a partner of the firm. Messrs. Boselli, Bousa, Mordy and Shilling are all partners of the firm.

         As of December 31, 2004, Messrs. Boselli, Bousa, Mordy, Marvan and Schilling did not beneficially own any securities in the Fund.

         DALTON, GREINER, HARTMAN, MAHER & CO., LLC

         Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the SMALL-CAP VALUE PORTFOLIO. The five individuals with the most significant management responsibility are Kenneth Greiner, Stephen Bruno, Timothy Dalton, Bruce Geller and Jeffrey Baker. Other accounts managed by the team are as follows:

                                               NUMBER OF    TOTAL    #ACCTS W/     TOTAL ASSETS
                                               ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                               ---------    ------   -----------   -------------
      -  registered investment companies           1        $  54M      0             N/A
      -  other pooled investment vehicles          1        $   7M      0             N/A
      -  other accounts                           96        $ 1.8B      5           $ 228M

         All accounts managed by DGHM with the V2000 small cap value strategy are invested alike. The only differences might arise with clients that have social restrictions, thus preventing us from owning a security across the board. Similarly, all trading is done on a pari passu basis. Furthermore, our code of ethics prevents any of the portfolio managers from trading for their own account until 7 days after a trade is completed for the client portfolios. The above-described procedures are designed to prevent any conflicts of interest in Dalton Greiner's management of the JPVF Small Cap Value portfolio.

         All members of the investment team are compensated using the same compensation structure. Each member of the team receives the same base salary combined with a percentage of a bonus pool determined by both their recent (1 year - 40%) and long-term (prior 4 years - 60%) value added to the client portfolios as measured against the Russell 2000 Value Index. In addition, each member of the investment team, as shareholders, share in the residual profits of the firm, in accordance with their ownership percentage. In all, approximately 90% of each team member's compensation is variable and tied to how much value we add to our client's portfolios.

         As of December 31, 2004, Messrs. Greiner, Geller, Bruno, Dalton and Baker did not beneficially own any equity securities in the Fund.

         LORD ABBETT & CO. LLC

         F. Thomas O'Halloran, partner and Investment Manager, is primarily responsible for the day-to-day management of the Small Company Portfolio.

         Other accounts managed by Mr. O'Halloran are as follows:

                                                     NUMBER OF      TOTAL
                                                     ACCOUNTS       ASSETS
                                                     ---------      -------
         -  registered investment companies               3         $1.14B
         -  other pooled investment vehicles              0           N/A
         -  other accounts                              309         $ 257M


         As of December 31, 2004, Mr. O'Halloran did not manage any accounts for which the advisory fee is based on performance.

         Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contribution. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates. Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management on the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

         Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett sponsored funds.

         Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

         As of December 31, 2004, Mr. O'Halloran did not beneficially own any securities in the Fund.

         TEMPLETON INVESTMENT COUNSEL, LLC

         The WORLD GROWTH STOCK PORTFOLIO is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Hellmer.

         Other accounts managed by Mr. Nori are as follows:

                                                   NUMBER OF       TOTAL
                                                   ACCOUNTS        ASSETS
                                                   ---------       -------
         -  registered investment companies           2            $ 2.7B
         -  other pooled investment vehicles          0              N/A
         -  other accounts                           13            $ 1.5B

         Other accounts managed by Ms. Sweeting are as follows:

                                                  NUMBER OF         TOTAL
                                                  ACCOUNTS          ASSETS
                                                  ---------         -------
         -  registered investment companies           2             $ 143.2M
         -  other pooled investment vehicles          1             $ 119.5M
         -  other accounts                           16             $  3.57B

         Other accounts managed by Ms. Hellmer are as follows:

                                                   NUMBER OF         TOTAL
                                                   ACCOUNTS          ASSETS
                                                   ---------         -------
         -  registered investment companies          0                 N/A
         -  other pooled investment vehicles         0                 N/A
         -  other accounts                           7               $ 1.1B


         As of December 31, 2005, Mr. Nori, Ms. Sweeting and Ms. Hellmer did not manage any accounts for which the advisory fee is based on performance.

         Templeton is not aware of any material conflicts of interest that may arise in connection with the Portfolio Managers' management of the Fund's investments and the investments of the other accounts named above.

         The portfolio manager compensation structure consists of a base salary plus an annual bonus, the amount of which is based on 1) the overall size of the bonus pool, which is based on overall corporate profitability and Templeton investment performance versus a peer group, and 2) the individual's research contribution and portfolio management performance in the current period and over a longer time frame. The bonus is paid in a combination of cash and restricted stock in Franklin Resources, Inc., the latter of which vests over three years.

         As of December 31, 2004, Mr. Nori, Ms. Sweeting and Ms. Hellmer did not beneficially own any securities in the Fund.

         TURNER INVESTMENT PARTNERS, INC.

         The MID-CAP GROWTH PORTFOLIO is managed by a committee comprised of Christopher K. McHugh (lead manager), William C. McVail (co-manager), and Robert E. Turner (co-manager).

          The Growth Portfolio is managed by a
         committee comprised of Robert E. Turner (lead manager), Mark D. Turner (co-manager) and Christopher J. Perry (co-manager).

         Other accounts managed by Christopher McKugh are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies          20       $  2.5B      1             $591,000
         -  other pooled investment vehicles          3       $ 53.9M      0                  N/A
         -  other accounts                           64       $  3.3B      1             $     6M

         Other accounts managed by William McVail are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        20         $  2.9B      1               $591K
         -  other pooled investment vehicles        2         $ 53.6M      0                 N/A
         -  other accounts                         67         $  3.5B      1               $  6M

         Other accounts managed by Robert Turner are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        39         $    6B      1             $591,000
         -  other pooled investment vehicles        4         $ 54.5M      0                  N/A
         -  other accounts                         87         $  4.7B      3             $    29M

         Other accounts managed by Mark Turner are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        20         $ 3.9B       0                N/A
         -  other pooled investment vehicles        1         $ 0.3M       0                N/A
         -  other accounts                         60         $ 2.9B       1               $10M

         Other accounts managed by Christopher Perry are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        21         $ 3.9B         1            $16M
         -  other pooled investment vehicles        0            N/A       N/A             N/A
         -  other accounts                         58         $ 2.8B         1            $10M

         As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

         Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

         The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

         As of December 31, 2004, Messrs. McKugh, McVail, R. Turner, M.
         Turner and Perry did not beneficially own any securities in the Fund.

         MASSACHUSETTS FINANCIAL SERVICES COMPANY

         The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards. Other accounts managed by Mr. Addeo and Mr. Richards are as follows:

                                                     NUMBER OF     TOTAL
                                                     ACCOUNTS      ASSETS
                                                     ---------    -------
         -  registered investment companies             10         $3.9B
         -  other pooled investment vehicles             2         $269M
         -  other accounts                               2         $565M


         As of December 31, 2004, Messrs. Addeo and Richards did not manage any accounts for which the advisory fee is based on performance.

         MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


         Portfolio manager total cash compensation is a combination of base salary and performance bonus. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below33%) than incentive compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.


         As of December 31, 2004, Mr. Addeo did not beneficially own any securities in the Fund.

Principal Underwriter

      Jefferson Pilot Variable Corporation ("Jefferson Pilot Variable"), One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed Jefferson Pilot Variable to offer shares of the Fund at net asset value in a continuous offering. For each of the Fund's last three fiscal years, Jefferson Pilot Variable has not retained any underwriting commissions. For the Fund's fiscal year ending December 31, 2004, Jefferson Pilot Variable received no compensation from the Fund.

      On February 25, 2005, Jefferson Pilot Variable Corporation (JPVC) submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.


Independent Registered Public Accounting Firm

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 has been selected as the Independent Registered Public Accounting Firm of the Fund.

      The financial statements of the Fund to be incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

      Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses

      Jefferson Pilot Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus. The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent registered public accounting firm, and counsel; industry association dues; and other expenses not expressly assumed by Jefferson Pilot Investment Advisory. Certain other expenses are assumed by Jefferson Pilot Variable Corporation ("JP Variable Corp") pursuant to a distribution agreement with the Fund.

Affiliates of the Fund, Investment Adviser, and Principal Underwriter

      Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation are wholly-owned by Jefferson-Pilot Corporation ("JP Corporation"), a North Carolina corporation. JP Corporation has two business segments:
Insurance and Securities, and Communications. Within the Insurance and Securities segment, JP Corporation offers Individual Life Products, Annuity and Investment Products, and Group Products through various subsidiaries. Within the Communications segment, JP Corporation operates three television and seventeen radio broadcasting stations and provides sports and entertainment programming through Jefferson-Pilot Communications Company and its subsidiaries. JP Corporation is also an "affiliated person" of the Fund.

      The following organization chart lists the affiliates of the Fund, Jefferson Pilot Variable Corporation and Jefferson Pilot Investment Advisory, which affiliates are under common control with JP Corporation. 5% or more of the outstanding securities of the Fund's Portfolios are held by corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company, Alexander Hamilton Life Insurance Company of America, and Jefferson-Pilot Corporation. Jefferson Pilot Variable Corporation also serves as the principal underwriter for separate accounts of Jefferson Pilot Financial, Alexander Hamilton Life and Jefferson-Pilot Corporation.


                           JEFFERSON-PILOT CORPORATION
                           CORPORATE ORGANIZATION CHART

A. AFFILIATES ACTUALLY CONTROLLED

Jefferson-Pilot Corporation (North Carolina corp.)(2)

     HARCO Capital Corp. (Delaware corp.)

     Hampshire Funding, Inc. (New Hampshire corp.)

     Jefferson-Pilot Capital Trust A (Delaware business trust)

     Jefferson-Pilot Capital Trust B (Delaware business trust)

     Jefferson-Pilot Communications Company (North Carolina corp.)
          Jefferson-Pilot Communications Company of California
            (North Carolina corp.)
          Jefferson-Pilot Communications Company of Colorado
            (North Carolina corp.)
          Jefferson-Pilot Communications Company of Florida
            (North Carolina corp.)
          Jefferson-Pilot Communications Company of Georgia
            (North Carolina corp.)
          Jefferson-Pilot Communications Company of North Carolina
            (North Carolina corp.)
          Jefferson-Pilot Communications Company of Virginia
            (Virginia corp.)
          Jefferson-Pilot Communications/WBTV, Inc. (North Carolina corp.) Jefferson-Pilot Sports, Inc. (North Carolina corp.)
          WCSC, Inc. (South Carolina corp.)
               Tall Tower, Inc. (South Carolina corp.)

     Jefferson Pilot Investment Advisory Corporation (Tennessee corp.)

     Jefferson-Pilot Investments, Inc. (North Carolina corp.)
          Hampshire Syndications, Inc. (New Hampshire corp.)

     Jefferson Pilot Variable Corporation (North Carolina corp.)

     Jefferson-Pilot Life Insurance Company (North Carolina corp.)
          Jefferson Standard Life Insurance Company (North Carolina corp.)

Jefferson Pilot Securities Corporation (New Hampshire corp.)
          Allied Professional Advisors, Inc. (New Hampshire corp.) Jefferson Pilot Insurance Agency of Alabama, Inc. (Alabama corp.) Jefferson Pilot Insurance Agency of Hawaii, Inc. (Hawaii corp.) Jefferson Pilot Insurance Agency of Texas, Inc. (Texas corp.) Jefferson-Pilot Investor Services of Nevada, Inc. (Nevada corp.) JPSC Insurance Services, Inc. (New Hampshire corp.)
          Polaris Advisory Services, Inc. (Connecticut corp.)
          Polaris Financial Services, Inc. (Connecticut corp.)
          Windward Securities Corporation (NH corp.)


     The Guarantee Life Companies Inc. (Delaware corp.)(2)
          Jefferson Pilot Financial Insurance Company (Nebraska corp.)(2)
               Jefferson Pilot Life Insurance Agency of Massachusetts, Inc.
                 (Mass. corp.)
               Jefferson Pilot LifeAmerica Insurance Company (New Jersey corp.) Westfield Assigned Benefits Company (Ohio corp.)


Notes: (1)     Each indentation reflects another tier of ownership.  All
               entities more than 50% owned are listed.

       (2) All entities are 100% owned by the immediate parent except that Jefferson Pilot Financial Insurance Company is owned 80.3% by Jefferson-Pilot Corporation and 19.7% by The Guarantee Life Companies Inc.


B. AFFILIATES NOT CONTROLLED BUT STATE INSURANCE HOLDING COMPANY ACT DEFINITIONS PRESUME CONTROL STARTING AT 10% OWNERSHIP

     HARCO Capital Corp. owns:
          International Home Furnishing Center, Inc., Common, North Carolina
               corp., 29.07% owned
          Tomco2 Equipment Company, Class A Common, Georgia corp., 29.0% owned


      The following persons are officers and/or directors of the Fund and Jefferson Pilot Investment Advisory: Ronald R. Angarella (President and Director of Fund; Chairman, CEO and Director of JPIA), Charles C. Cornelio (VP & General Counsel of Fund; Director of JPIA) Craig D. Moreshead (Secretary of Fund; Assistant VP and Secretary of JPIA) John A. Weston (Treasurer of Fund; VP and Treasurer of JPIA), and Alicia DuBois (Assistant Treasurer of Fund; Assistant VP and Assistant Treasurer of JPIA), and W. Thomas Boulter (Chief Compliance Officer of Fund; VP and Chief Compliance Officer of JPIA).

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

      Under the Investment Management Agreements, Jefferson Pilot Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Advisers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Jefferson Pilot Investment Advisory's overall monitoring and supervision. The Sub-Advisers each provide the trading desk for their respective Portfolio transactions. Jefferson Pilot Investment Advisory will perform daily valuation of the assets of each Portfolio.

      The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

      The amount of brokerage commissions paid by the Fund for all Portfolios for the years 2004, 2003, and 2002 were $1,923,164, $1,692,938, and
$1,774,897.53, respectively.

      The following is a breakdown of the brokerage commissions paid per Portfolio for the years 2002, 2003, and 2004:

Portfolio                       2002                 2003               2004
---------                       ----                 ----               ----
International Equity         $172,907.01           $232,243           $185,712
World Growth Stock            $46,039.88           $100,455            $89,601
Strategic Growth             $361,736.06           $167,840            $82,253
Capital Growth               $339,988.61           $228,553           $630,735
Small Company                $152,183.92           $294,876           $277,776
S&P 500 Index                 $16,285.22             $2,859             $4,358
Small-Cap Value               $58,503.84            $94,116            $73,770
Mid-Cap Growth                $95,150.64           $121,468           $126,380
Mid-Cap Value                 $57,527.56            $56,648            $67,840
Growth                       $264,809.85           $187,520           $192,707
Value                         $97,305.40           $145,154           $104,134
Balanced                      $69,261.88            $61,119            $87,064
High Yield Bond                       $0                $87               $835
Money Market                          $0                 $0                 $0
Global Hard Assets            $13,197.66                 $0                 $0

      Insofar as known to management, no director or officer of the Fund, Jefferson Pilot Investment Advisory, any Sub-Adviser or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund for the above-referenced periods. The Fund may employ such affiliated persons in accordance with applicable law.

      As of December 31, 2004, the value of the Fund's aggregate holdings of the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act was as follows: $18,513,000 in Citigroup, Inc., $6,975,000 in Morgan Stanley, $2,271,000 in Lehman Brothers Holding, Inc., $3,690,000 in JP Morgan Chase & Co., $5,025,000 in Goldman Sachs Group, Inc., $2,757,000 in Merrill Lynch & Company, Inc., $4,263,000 in UBS, AG, $1,700,000 in Charles Schwab Corp., $342,000 in Bear Stearns Companies, Inc., and $1,086,000 in Credit Suisse Group.

      In selecting broker-dealers to execute transactions for the Fund, the Sub-Advisers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, anonymity including the confidentiality of trades, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Advisers in seeking the most favorable overall economic result for the Fund.

      Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Jefferson Pilot Investment Advisory and the Sub-Advisers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Jefferson Pilot Investment Advisory or any Sub-Advisers has investment discretion. In addition, Jefferson Pilot Investment Advisory and the Sub-Advisers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Jefferson Pilot Investment Advisory or the Sub-Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Jefferson Pilot Investment Advisory or the Sub-Advisers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Jefferson Pilot Investment Advisory or a Sub-Advisers in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Adviser or Jefferson Pilot Investment Advisory in managing the investments of a Portfolio. Jefferson Pilot Investment Advisory or a Sub-Adviser may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

      Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which Templeton considers as having relatively stable and friendly governments. Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.

      In 2004, $79,120 was paid in commissions to brokers because of research services provided. Of that amount, $1,753 was paid on transactions for the Balanced Portfolio, $13,104 was paid on transactions for the Capital Growth Portfolio, $76,909 was paid on transactions for the Small-Cap Value Portfolio, $190 was paid on transactions for the International Equity Portfolio, $5,466 was paid on transactions for the Mid-Cap Value Portfolio, $12,053 was paid on transactions for the Mid-Cap Growth Portfolio, $19,623 was paid on transactions for the Growth Portfolio, $1,827 was paid on transactions for the Strategic Portfolio, and $7,650 was paid for the Value Portfolio. MFS, sub-adviser of the High Yield Bond and Money Market Portfolios, receives only proprietary research and because client trades are often bundled with other MFS client trades, it is not possible to attribute specific trades for any individual client to research services received.

      The Sub-Advisers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

      Any of the Sub-Advisers and Jefferson Pilot Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Advisers would otherwise apply.

                             MANAGEMENT OF THE FUND

      The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. Each director will hold office until a successor has been elected and has qualified, or until such director's earlier death, resignation or removal. Each officer shall hold office at the pleasure of the Board of Directors or until the election or appointment and the qualification of a successor. The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:

                                         Positions
                                         with Fund
                                         and Length
                                         of Time                       Principal Occupations for
Name, Age and  Address                   Served                        the Past Five Years
----------------------                   -----------                   -------------------
Ronald Angarella* (47)                   President                     Senior Vice President, Jefferson Pilot Financial,
One Granite Place                        and Director (9 yrs)          Chairman, CEO and Director Jefferson Pilot Securities,
Concord, N.H. 03301                                                    Hampshire Funding, Inc., and Jefferson Pilot Investment
                                                                       Advisory.


                                         Positions with Fund           Principal Occupations for
Name, Age and  Address                   and Length of Time Served     the Past Five Years
----------------------                   -------------------------     -------------------
Charles C. Cornelio (45)                 Vice President                Executive Vice President, Jefferson Pilot Financial
100 N. Greene Street                     and General Counsel (13 yrs)  and Jefferson-Pilot Corporation, Director, Jefferson Pilot
Greensboro, NC 27401                                                   Securities Corporation, Jefferson Pilot Variable
                                                                       Corporation, and Jefferson Pilot Investment Advisory.

Craig D. Moreshead (37)                  Secretary (6 yrs)             Assistant Vice President and Counsel for Jefferson Pilot
One Granite Place                                                      Financial; Secretary of Jefferson Pilot Investment Advisory,
Concord, N.H. 03301                                                    Jefferson Pilot Variable Corp. and Allied Professional
                                                                       Advisers.

John A. Weston (45)                      Treasurer (13 yrs)            Vice President of Jefferson Pilot Financial, Treasurer
One Granite Place                                                      of Jefferson Pilot Securities Corporation, Jefferson Pilot
Concord, N.H. 03301                                                    Investment Advisory, Jefferson Pilot Variable Corporation
                                                                       and Hampshire Funding,  Inc.

Alicia DuBois (45)                       Assistant Treasurer (4 yrs)   Assistant Vice President and Senior Mutual Fund Manager of
One Granite Place                                                      Jefferson Pilot Financial; formerly Senior Mutual Fund
Concord, N.H. 03301                                                    Analyst and Mutual Fund Accounting Manager.

Michael D. Coughlin (62)                 Director (16 yrs)             Owner, Michael D. Coughlin Associates (general management
95 Kimball Pond Road                                                   consulting); formerly President of Concord Litho Company,
Canterbury, N.H. 03224                                                 Inc. (printing company)

                                      S-38

Elizabeth S. Hager (60)                  Director (16 yrs)             State Representative, New  Hampshire; Executive Director,
5 Pleasant View Ave.                                                   United Way.
Concord, N.H. 03301

Thomas D. Rath (59)                      Director (7 yrs)              Partner, Rath, Young, Pignatelli, P.A.
One Capital Plaza, P.O. Box 1500
Concord, N.H. 03302

Frank Nesvet (61)                        Director (1 year)             Chief Executive Officer, Libra Group (Consulting and
One Granite Place                                                      Interim Management Solutions); Independent Trustee and
Concord NH 03301                                                       Chairman of the Audit Committee, streetTRACKS (R) Series
                                                                       Trust (Registered Investment Company)

W. Thomas Boulter (59)                   Chief Compliance              Vice President and Chief Compliance Officer, Jefferson
One Granite Place                        Officer (less than            Pilot Securities Corp., Jefferson Pilot Investment
                                                                       Advisory, Jefferson Pilot Variable Corp., Allied
Concord NH 03301                         1 year)                       Professional Advisers and Windward Securities Corp.


      There are 14 Portfolios within the Jefferson Pilot Variable Fund, Inc. There are no other directorships held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

      Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Angarella is an "interested person" of the Fund because he serves as President of the Fund. Mr. Angarella also serves as Chairman, CEO and Director of Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation, the investment advisor and principal underwriter for the Fund respectively.

      The board of directors is responsible for the overall management of the business and affairs of the Fund, while the officers are responsible for the day-to-day management. The standing committees of the board are the Audit Committee and the Valuation Committee. The Audit Committee recommends the selection of auditors, reviews the results of the audit, and oversees the Fund's internal control system. The Audit Committee meets twice per year. The Valuation Committee determines the good faith valuation of securities and assets for which market quotations are not readily available. Mr. Coughlin, Mr. Rath, Mr. Nesvet and Ms. Hager are members of the Audit Committee. Mr. Angarella and Ms. Hager are members of the Valuation Committee.

      Section 15 of the Investment Company Act of 1940 makes it unlawful for any person to serve as investment adviser or sub-adviser except pursuant to a written contract that has been approved by a majority vote of the outstanding voting securities of the investment company. The contract may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Board of Directors or by a vote of the majority of outstanding voting securities of the investment company. The investment advisory agreement generally prescribes the services and facilities that the adviser will provide to the fund, the fee structure, the expenses to be borne by the respective parties, and other matters relating to the relationship between the fund and its adviser. Pursuant to this contract, a fund's investment adviser manages the fund's securities portfolio in conformance with the fund's stated investment objectives and policies. The Board of Directors of the Fund meet at least once each quarter. In connection with their meetings, the Board (including the non-interested directors) receives materials specifically relating to existing and proposed investment advisory agreements and sub-advisory agreements (the Advisory Agreements). In addition, the Fund's Sub-Advisers make in-person presentations to the Board on a periodic basis. Described below is a summary of additional information provided to and considered by the Board, and their conclusions with respect thereto, that formed the basis of the Board's approval of the Advisory Agreements of the Fund.

      The current Investment Management Agreement between the Fund and Jefferson Pilot Investment Advisory Corporation contemplates a "manager of managers" structure whereby the Adviser, with the approval of the Board but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Fund have been granted an exemption by the SEC to operate in this manner. The annual continuance of the Investment Management Agreement most recently was approved by the Board at a meeting held on July 29, 2004. The Directors were presented by the Adviser with information regarding (i) the nature and extent of the services provided,
(ii) the aggregate cost of all services provided, (iii) personnel and methods of operation, (iv) long-term and short-term investment performance, (v) the level and method of computing investment management and any other fees, (vi) overall Fund expenses, (vii) brokerage policies and procedures including best execution and soft dollar policies, (viii) financial condition, (ix) possible conflicts of interest, and (x) codes of ethics. In addition, the Adviser provided the Board with its Form ADV as well as a supplemental report by Lipper Analytical Services, which compares expenses and performance information for the Fund and its peers. In determining to approve the Investment Management Agreement, the Board considered the services provided and the compensation proposed to be paid, and determined that the continuance of the Agreement was in the best interest of the Fund and its shareholders.

      The Board approved an Investment Sub-Advisory Agreement with Marsico Capital Management Corporation for the International Equity Portfolio at a meeting held on February 6, 2003. In determining to approve the agreement, the Directors considered information provided by Marsico. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. Marsico's investment performance for other comparable funds was reasonable in comparison to the benchmark. Marsico agreed to the same fee scale that the prior sub-adviser, Lombard Odier, had agreed to. These fees were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The information provided to the Directors indicated the ancillary benefits, if any, gained by Marsico were not material. Marsico disclosed no material conflicts of interest or ethical violations which raised any concern with the Board. Marsico provided its Code of Ethics to the Board. The Directors were provided with information regarding Marsico's brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved an Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Strategic Growth Portfolio (formerly, the Emerging Growth Portfolio) at a meeting held on March 14, 2003. In determining to approve the agreement, the Directors considered information provided by T. Rowe. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. T. Rowe's investment performance for other comparable funds was reasonable in comparison to the benchmark. T. Rowe agreed to the same fee scale that the prior sub-adviser, MFS, had agreed to. These fees were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser was satisfied that T. Rowe would be devoting adequate personnel resources to the Fund. T. Rowe disclosed no material conflicts of interest or ethical violations which raised any concern with the Board. T. Rowe provided its Code of Ethics to the Board. The Directors were provided with information regarding T. Rowe's brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved continuation of agreements with Lord Abbett, Credit Suisse, Wellington Management (Mid-Cap Value), and Turner (Mid-Cap Growth) at a meeting held on April 29, 2004. In determining to approve the continuation of these agreements, the Directors considered information provided by each sub-adviser, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Specifically, the types of information considered by the Directors in determining that continuation of the sub-advisory agreements were in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. While the funds reviewed exhibited both positive and negative variances from their benchmark indices, the performance of each fund was within reasonable expectations. The fees of the sub-advisers were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser represented to the Directors that there had been no material violations of the Funds' investment policies or the subadvisers' code of ethics and that it had experienced no administrative problems with the subadvisers. The Directors were provided with information regarding the subadvisers' brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.


      The Board approved a new Investment Sub-Advisory Agreement with Dalton Greiner for the Small-Cap Value Portfolio at a meeting held on August 1, 2003. The requirement to enter into a new agreement with Dalton Greiner was precipitated by the disclosure from Dalton that they were being acquired by Boston Private Financial Holdings. Such a Transaction could be considered an "assignment" under the Investment Company Act of 1940, which would trigger the automatic termination of the current agreement with Dalton. The proposed agreement with Dalton was identical to the prior agreement. The Board reviewed Boston Private's 10-Q for the period ending March 31, 2003, as well as a letter from Dalton describing the acquisition. The Adviser discussed a meeting with Dalton regarding recent underperformance in comparison to the benchmark, and the Adviser and Board were satisfied with Dalton's response that they have overperformed over the long run. The Board determined after reviewing Boston Private's financial condition and representations made by Dalton, that there were no material conflicts of interest between the Fund and Boston Private, and that the transaction would have no material negative impact on the ability of Dalton to provide services to the Fund.

      The Board approved continuation of agreements with Templeton and MFS (Money Market) at a meeting held on July 29, 2004. In determining to approve these agreements, the Directors considered information provided by each sub-adviser, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreements were in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and
(v) any conflicts of interest or ethical violations. MFS and Lord Abbett exhibited performance within reasonable expectations. The fees of the sub-advisers were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser represented to the Directors that there had been no material violations of the Funds' investment policies or the subadvisers' code of ethics and that it had experienced no administrative problems with the subadvisers. The Directors were provided with information regarding the subadvisers' brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved Investment Sub-Advisory Agreements with Turner Investment Partners, Inc. (Growth Portfolio) and Wellington Management Company, LLP, (Balanced and Capital Growth Portfolios) at a meeting held on February 26, 2004. In determining to approve the agreements, the Board considered information provided by Turner and Wellington Management. The Board considered (i) personnel and methods of operation, (ii) long-term and short-term performance, (iii) level of fees, (iv) financial condition of the company, and (v) any conflicts of interest or ethical violations. The Board also considered each company's standing in the industry as well as any regulatory issues. The fees of each sub-adviser were determined to be reasonable, and each sub-adviser agreed to a fee reduction from the prior sub-adviser which was a factor in the Board's determination. The Directors reviewed the sub-adviser's brokerage selection policies and determined such to be reasonable.

      The Board approved a Sub-Advisory Agreement with Mellon Capital with respect to the S&P 500 Index Portfolio on October 30, 2003. In determining to approve the agreement, the Directors considered information provided by Mellon, as well as information and analysis provided by the Adviser. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interest of the Fund and the shareholders was as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. Mellon also provided information describing its investment processes and the security selection criteria to be employed in managing the Portfolio. Mellon's investment performance for other comparable funds was reasonable in comparison to the benchmark. Mellon's fee was determined to be reasonable in relation to the fees of other funds having similar investment objectives. Mellon agreed to receive the same fee that the prior sub-adviser, Barclays, was receiving under the prior agreement. Mellon disclosed no material conflicts of interest or ethical violations which raised any concern. Mellon provided its Code of Ethics to the Board. The Directors were provided with information regarding Mellon's brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved continuation of the Investment Sub-Advisory Agreement with MFS for the High Yield Bond Portfolio at a meeting held on October 28, 2004. In determining to approve the continuation of the agreement, the Directors considered information provided by MFS as well as information and analysis provided by the Adviser. The Board considered the results of a due diligence visit by the Adviser of MFS's offices in Boston, Massachusetts on July 12, 2004. The Adviser met with management, administrative, marketing and compliance teams to review organizational and policy changes in response to market timing charges and settlements with regulators, and to review investment process and performance results. The Board considered the quality of services provided, including personnel, methods of operation, assistance with valuation and compliance concerns raised by the Fund. The Board also considered the Portfolio's solid performance relative to its peers. Although short-term performance suffered during 2003 as lower rated debt outperformed higher rated debt, performance improved in 2004. The Board also considered the departure of the Portfolio's manager in April 2004, and MFS's decision to hire two dedicated experienced co-managers to manage the Portfolio. The Board determined that the fees charged by MFS were reasonable in relation to other comparable funds. While the Portfolio at the time of review maintained no breakpoints, the Advisor advised the Board that it was reviewing its fee structure in order to incorporate breakpoints to allow for economies of scale should assets increase to a substantial degree.

      The officers of the Fund and one of the directors of the Fund (Mr. Angarella) who is an "interested person" of the Fund receive no salary or fee from the Fund, except that the Fund may pay the portion of the salary attributable to Fund-related work of W. Thomas Boulter, Chief Compliance Officer of the Fund (or his staff). The remaining directors of the fund received the compensation shown below for the fiscal year ending December 31, 2004. It is not proposed that the directors will be paid any retirement or pension benefits.

                                               Aggregate Compensation
Name                          Position                From Fund
-----                         --------         -----------------------

Michael D. Coughlin           Director                 $22,000

Elizabeth S. Hager            Director                 $20,750

Thomas D. Rath                Director                 $22,000

Frank Nesvet                  Director                 $22,000

      The Fund, Jefferson Pilot Investment Advisory Corporation and Jefferson Pilot Variable Corporation have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes to invest in securities for their own account, including securities that may be purchased or held by the Fund.

                                  CAPITAL STOCK

      The Fund issues a separate series of capital stock for each Portfolio. The authorized capital stock of the Fund consists of 20,000,000,000 shares of common stock which are divided into fourteen series: World Growth Stock Portfolio common stock, International Equity Portfolio common stock, Money Market Portfolio common stock, S&P 500 Index Portfolio common stock, Mid-Cap Value common stock, Small-Cap Value common stock, Mid-Cap Growth common stock, High Yield Bond Portfolio common stock, Small Company Portfolio common stock, Value Portfolio common stock, Capital Growth Portfolio common stock, Growth Portfolio common stock, Balanced Portfolio common stock and Strategic Growth Portfolio common stock. Each series currently consists of 1,000,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may reallocate shares to new series or to one or more of the existing series.

      Jefferson Pilot Financial initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Growth Portfolio and the Strategic Growth Portfolio, for its general account. Jefferson Pilot Financial initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. Jefferson Pilot Financial intends to withdraw such investment from time to time.

      Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio. The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Jefferson Pilot Financial or its affiliates and shares held by Jefferson Pilot Financial that are not otherwise attributable to Policies, will be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

      The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

      The shares of each Portfolio, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights.

      As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

                   OWNERSHIP BY DISINTERESTED DIRECTORS OF
                 INTERESTS IN CERTAIN AFFILIATES OF THE FUND

      As of December 31, 2004, none of the disinterested Directors, nor any member of a disinterested Director's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Portfolio, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Portfolio.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

      Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson-Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson-Pilot Corporation is included in this filing.

      The following table indicates the percentage of ownership of each person or entity who owns of record 5% or more of the outstanding equity securities of the Fund's Portfolios. The Jefferson-Pilot Corporation Employees Retirement Plan owns beneficially 37.84%, 39.31%, 31.73% of the Small-Cap Value, Mid-Cap Growth, and Mid-Cap Value Portfolios respectively. All data is current as of February 1, 2005.

      Jefferson Pilot Financial Insurance Company ("JP Financial") is located at One Granite Place, Concord, NH 03301. Jefferson-Pilot Corporation ("JP Corporation") is located at 100 N. Green St., Greensboro, NC 27401.

                                               JP Financial
                         JP Corp.              Separate Acct A     JP Corporation            JP Corporation        JP Financial
JPVF Portfolio           Pension                   Acct II         VA Separate Account II    Separate Acct C       Separate Acct C
--------------           ---------------       ---------------     -------------------       ---------------      -----------------
International Equity            --                81.36%                 8.12%                    --                  8.42%
World Growth Stock              --                92.84%                   --                     --                    --
Strategic Growth                --                84.73%                 7.76%                    --                    --
Capital Growth                  --                85.31%                 7.85%                    --                    --
Small Company                   --                92.29%                   --                     --                    --
Growth                          --                73.62%                13.15%                    --                  9.95%
S&P 500 Index                   --                80.55%                 6.39%                    --                  9.62%
Value                           --                83.02%                 8.90%                    --                    --
Balanced                        --                75.17%                14.45%                    --                  7.12%
High Yield Bond                 --                71.27%                13.91%                    --                  7.97%
Money Market                    --                68.91%                11.11%                    --                 13.46%
Small-Cap Value               37.84%              50.58%                   --                     --                  5.67%
Mid-Cap Growth                39.31%              50.66%                   --                     --                  5.28%
Mid-Cap Value                 31.73%              54.65%                   --                     --                  5.26%

                        OFFERING AND REDEMPTION OF SHARES

      The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Jefferson Pilot Financial and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Jefferson Pilot Financial, its successor or assigns, or of its affiliated insurance companies.

      Jefferson Pilot Variable Corporation ("JP Variable Corporation") is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

      Under the terms of the Fund Distribution Agreement entered into by JP Variable Corporation and the Fund, JP Variable Corporation is not obligated to sell any specific number of shares of the Fund. JP Variable Corporation also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Jefferson Pilot Financial or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Jefferson Pilot Securities relating to the sale of Policies.

      The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

      Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

      The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Jefferson Pilot Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses.

      Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the bid price at the close of trading.

      Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

      Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

      Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

      Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                             ADDITIONAL INFORMATION

Reports

      Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

      The Chubb Corporation in conjunction with its sale of Jefferson Pilot Financial to Jefferson-Pilot Corporation has granted a limited right to use the "Chubb" name and service mark. Jefferson-Pilot Corporation has also granted a limited license to the Fund to use the Jefferson Pilot name and service mark.

                              FINANCIAL STATEMENTS

      The financial statements contained in the Fund's December 31, 2004 Annual Report are incorporated herein by reference.